UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2009 to June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2010

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Market Overview	2
Fund Commentaries:
JPMorgan Growth Advantage Fund	3
JPMorgan Mid Cap Equity Fund	6
JPMorgan Mid Cap Growth Fund	9
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	15
JPMorgan Value Advantage Fund	18
Schedules of Portfolio Investments	21
Financial Statements	52
Financial Highlights	68
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	93
Trustees	94
Officers	96
Schedule of Shareholder Expenses	97
Tax Letter	100
Privacy Policy	101

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 16, 2010 (Unaudited)

Dear Shareholder:

Last year, investors received perhaps the best bit of news that they had heard in a long time: the unprecedented U.S. and global financial crisis and recession that enveloped us two years ago was finally beginning to abate. The U.S. Government and Federal Reserve’s policy actions loosened credit markets and offered renewed confidence that the worst of the financial crisis was over.

“In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience.”

In response to these positive developments, market volatility declined considerably, and the stock market showed new signs of resilience. Since dropping to a 14-year low on March 9th 2009, the equity markets rebounded strongly, and at the end of December 2009, the Standard & Poor’s 500 Index (the “S&P 500 Index”) had risen by 26.5% for the year to close at a level of 1,115.10.

This positive momentum carried over into 2010, yet April proved to be a “cruel” month for investors. The markets reacted negatively to weak U.S. economic data and the European debt crisis. Volatility levels increased and market performance took a dramatic turn, leading to the first technical market correction since the market’s recovery began in spring 2009.

The market continues to remain sensitive to soft economic news as well as renewed deflation concerns. Despite this, however, we believe the current economic recovery offers some encouraging signs for investors. Although this recovery may be slow to create jobs, it has been fast to create profits. Strong productivity growth and modest wage increases have fueled corporate earnings, and if the current trend continues, corporate earnings are set to exceed their previous record set in 2007.

Equities climb out of negative territory

The markets climbed their way out of the doldrums throughout 2009, yet took a dramatic turn in late April, as investors grew increasingly concerned over lackluster economic data and uncertainty over financial reform. Volatility levels moved noticeably higher over the past several months, and investors embarked on a renewed “flight to quality.” Despite this, as of the end of the 12-month period ended June 30th 2010, the S&P 500 Index had climbed 14.4% to close at 1,030.71.

International markets also improved, driven by robust performance in the emerging markets. The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which tracks the performance of 22 emerging market equity indices, returned 23.5% (gross) for the 12-month period ended June 30th, 2010, while the MSCI Europe, Australasia, Far East (EAFE) Index, which measures the equity market performance of developed markets outside of the U.S. and Canada, returned 6.4% (gross) for the same period.

From an equity style perspective, midcap value stocks outperformed their small and large cap growth counterparts for the 12 months ended June 30, 2010. During this period, the Russell Midcap Value Index returned 28.9%, compared to 21.3% for the Russell Growth Index, and in the small cap category, the Russell 2000 Growth Index returned 18.0%, lagging behind the Russell 2000 Value Index at 25.1%. Large caps performed the worst, with the Russell 1000 Growth and Value Indices returning 13.6% and 16.9% for the 12-month period, respectively.

Economic concerns drive investors to longer-dated Treasuries

Growing concerns over the U.S. economy and the European debt crisis continued to drive investors to the safety of bonds, leading to price gains and falling yields. The yield on the 10-year Treasury bond dropped to 3.0% from 3.5% as of the end of the 12-month period, while the 30-year Treasury bond declined from 4.3% to 3.9%. Meanwhile, the two-year U.S. Treasury note slid from 1.1% to 0.6% for the same period.

In this environment, the Barclays Capital U.S. Aggregate Index returned 9.5% as of the end of the 12-month period. Meanwhile, the Barclays Capital Corporate High Yield Index returned 26.8%, and the Barclays Capital Emerging Markets Index returned 20.4% for the same period.

Amid deflationary concerns, stay diversified

The U.S. economy has clearly entered a soft patch on its path to economic recovery. These signs of slower growth have ignited concerns that we are headed for a double-dip recession. Although there is uncertainty over the pace of the recovery, investors should note that double dip recessions have historically been rare.

Judging from recent months, however, it is clear that the market remains sensitive to less than positive economic news, both here and overseas. This sensitivity reminds us of the importance of maintaining broadly diversified portfolios that include stocks, bonds, cash and other investments, which may help provide steady returns in unsteady markets.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

J.P. Morgan Mid Cap/Multi-Cap Funds

Market Overview
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

Stock markets around the globe rebounded from their March 2009 lows, as signs emerged that the global economy would likely avoid collapse. Stocks carried this momentum throughout the remainder of 2009, rising sharply before the start of 2010, when policy shifts and macroeconomic uncertainty began to weigh on investor sentiment and stalled the strong rally in equities. Positive corporate earnings helped briefly reignite stock markets before the European debt crisis intensified in the second quarter of 2010, causing widespread risk aversion.

While European policymakers and the International Monetary Fund eventually responded to the region’s fiscal crisis with an aggressive emergency funding package, skepticism remained surrounding the unity among European leaders and the austerity measures being taken by weaker European countries to lower their deficits. Accordingly, the perception remained among many investors that banks exposed to peripheral European sovereign debt could be forced to rein in lending, a negative implication for the global economic recovery. At the same time, many investors became concerned about slowing economic growth in China and continued uncertainty about regulatory reform in the U.S. financial sector. The resulting risk aversion caused most stock markets to decline in the second quarter of 2010, with volatility returning to elevated levels. Nonetheless, most markets finished the twelve months ended June 30, 2010 with positive returns because of the strong rally during the first nine months of the reporting period.

U.S. Equity Markets

Despite falling victim to this widespread risk aversion, U.S. stocks posted solid gains for the reporting period, with the S&P 500 Index gaining 14.43% for the twelve months ended June 30, 2010. Investor sentiment was supported by strong corporate earnings, as a significant number of companies listed in the S&P 500 Index reported better-than-expected revenue for the first quarter of 2010. U.S. mid cap stocks gained more than U.S. large and small cap stocks during the reporting period, while value stocks outperformed growth stocks across asset classes.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Growth Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.97%
Russell 3000 Growth Index	13.95%

Net Assets as of 6/30/2010 (In Thousands)	$799,125

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund seeks to provide long-term capital growth.

FUND PERFORMANCE

The JPMorgan Growth Advantage Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010, as strong stock selection in the energy sector more than offset relative weakness from the Fund’s stock selection in the financial services sector.

Individual contributors to the Fund’s relative performance were diversified across sectors and market capitalizations and included the Fund’s overweight positions in Concho Resources Inc., Cognizant Technology Solutions Corp. and J.Crew Group, Inc. Concho Resources Inc. is an oil and gas operations company that operates mainly in the onshore Permian Basin region of Southeast New Mexico and West Texas. Shares of the company rose during the reporting period as concerns surrounding the oil spill in the Gulf of Mexico led many investors to rotate out of energy companies with offshore operations and purchase shares of energy companies with onshore operations, benefiting Concho Resources Inc. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession. Retail company J.Crew Group, Inc. benefited as consumer spending began to recover from severely depressed levels. The company reported a strong increase in its fiscal first-quarter profit from the previous year and raised its profit outlook for its current fiscal year.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecommunication providers, which may inhibit the company’s future earnings growth. As a result, the Fund’s portfolio managers began to exit the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Not owning shares of household products provider The Procter & Gamble Co. also hurt the Fund’s relative performance as this stock was a strong performer in the Benchmark during the reporting period.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and materials & processing sectors and underweight the consumer staples sector.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Growth Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	6.9%
2.	Hewlett-Packard Co.	2.1
3.	Celgene Corp.	2.1
4.	Sherwin-Williams Co. (The)	2.0
5.	Cisco Systems, Inc.	2.0
6.	Google, Inc., Class A	2.0
7.	Express Scripts, Inc.	1.9
8.	Cognizant Technology Solutions Corp., Class A	1.9
9.	Microsoft Corp.	1.8
10.	W.W. Grainger, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	34.9%
Consumer Discretionary	15.2
Health Care	14.9
Industrials	13.0
Financials	8.3
Energy	6.4
Materials	3.9
Consumer Staples	2.3
Telecommunication Services	1.0
Short-Term Investment	0.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		14.97%	2.86%	(6.38)%
With Sales Charge*		8.86	1.74	(6.88)
CLASS B SHARES	10/29/99
Without CDSC		14.34	2.20	(6.90)
With CDSC**		9.34	1.83	(6.90)
CLASS C SHARES	5/1/06
Without CDSC		14.31	2.23	(6.98)
With CDSC***		13.31	2.23	(6.98)
CLASS R5 SHARES	1/8/09	15.51	3.14	(6.25)
SELECT CLASS SHARES	5/1/06	15.18	3.08	(6.28)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.66%
Russell Midcap Index	25.13%

Net Assets as of 6/30/2010 (In Thousands)	$464,937

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund seeks long-term capital growth.

FUND PERFORMANCE

The JPMorgan Mid Cap Equity Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the financials and health care sectors detracted from relative performance, while the Fund’s stock selection in the utilities and industrials sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecommunication providers, which may inhibit future earnings growth. As a result, the Fund’s portfolio managers exited the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Among the Fund’s individual contributors to relative performance were the Fund’s overweight positions in Lincare Holdings, Inc. and Cognizant Technology Solutions Corp. Lincare Holdings, Inc. is a provider of oxygen and other respiratory therapy services in the home. The company was a strong performer because investors expected that the company would capture increasing market share as competitors exit the industry as a result of concerns surrounding declining Medicare reimbursement rates for oxygen services. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. They looked for dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued mid cap companies with the potential to grow their intrinsic value per share.

The Fund had a consistent amount of inflows during the reporting period. These new assets were invested in accordance with the Fund’s investment objective and strategy as the Fund’s portfolio managers received them.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Lincare Holdings, Inc.	1.5%
2.	Sherwin-Williams Co. (The)	1.5
3.	Tyco Electronics Ltd. (Switzerland)	1.4
4.	Republic Services, Inc.	1.1
5.	Amphenol Corp., Class A	1.1
6.	Precision Castparts Corp.	1.1
7.	Biovail Corp. (Canada)	1.1
8.	Roper Industries, Inc.	1.0
9.	W.W. Grainger, Inc.	1.0
10.	Loews Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	17.5%
Information Technology	16.6
Financials	15.8
Industrials	14.0
Health Care	9.9
Energy	5.8
Utilities	5.6
Materials	5.3
Consumer Staples	3.7
Telecommunication Services	1.7
Investment Company	1.0
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		21.40%	1.22%	4.53%
With Sales Charge*		15.04	0.14	3.97
CLASS C SHARES	11/2/09
Without CDSC		21.00	1.15	4.50
With CDSC**		20.00	1.15	4.50
SELECT CLASS SHARES	1/1/97	21.66	1.27	4.55

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	19.92%
Russell Midcap Growth Index	21.30%

Net Assets as of 6/30/2010 (In Thousands)	$1,290,242

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

FUND PERFORMANCE

The JPMorgan Mid Cap Growth Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s stock selection in the health care and financial services sectors detracted from relative performance, while relative strength from the Fund’s materials & processing and consumer staples holdings contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Leap Wireless International, Inc. and Harman International Industries, Inc. Leap Wireless International, Inc. is a wireless communications carrier with a large presence in the unlimited prepaid wireless service market. The stock was weak because of increasing levels of competition from the larger telecom providers, which may inhibit the company’s future earnings growth. As a result, the Fund’s portfolio managers began to exit the position in favor of companies with more attractive growth prospects. Harman International Industries, Inc. is a leading provider of premium audio and infotainment systems. The stock came under pressure late in the reporting period as the company announced weaker-than-expected growth and profitability targets.

Not owning shares of medical equipment and supplies company Intuitive Surgical, Inc. also hurt the Fund’s relative performance, as this stock was a strong performer in the Benchmark during the reporting period.

Individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Cummins Inc., Amdocs Ltd. and Cognizant Technology Solutions Corp. Cummins Inc. provides components for truck engines. The trucking industry appeared to be approaching a replacement cycle and shares of Cummins Inc. gained amid investor optimism about growing demand for its products as companies order new trucks. Amdocs Ltd., which makes phone-billing and customer-management software, reported quarterly profit that beat investor expectations. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. The company benefited amid signs that its clients began to continue projects with offshore vendors that they had delayed during the recession.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary and producer durables sectors and underweight the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Biovail Corp. (Canada)	2.2%
2.	Sherwin-Williams Co. (The)	2.0
3.	W.W. Grainger, Inc.	2.0
4.	Amdocs Ltd. (United Kingdom)	1.9
5.	Cognizant Technology Solutions Corp., Class A	1.7
6.	Hewitt Associates, Inc., Class A	1.7
7.	Goodrich Corp.	1.6
8.	Forest Oil Corp.	1.6
9.	Cummins, Inc.	1.6
10.	NetApp, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.2%
Industrials	18.5
Consumer Discretionary	18.0
Health Care	14.5
Financials	7.2
Energy	5.6
Materials	4.3
Consumer Staples	1.6
Telecommunication Services	1.3
Short-Term Investment	0.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		19.53%	1.22%	0.19%
With Sales Charge*		13.24	0.13	(0.35)
CLASS B SHARES	1/14/94
Without CDSC		18.91	0.61	(0.37)
With CDSC**		13.91	0.21	(0.37)
CLASS C SHARES	11/4/97
Without CDSC		18.90	0.61	(0.48)
With CDSC***		17.90	0.61	(0.48)
CLASS R2 SHARES	6/19/09	19.30	1.06	0.01
SELECT CLASS SHARES	3/2/89	19.92	1.50	0.46

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	24.68%
Russell Midcap Value Index	28.91%

Net Assets as of 6/30/2010 (In Thousands)	$5,088,730

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund seeks growth from capital appreciation.

FUND PERFORMANCE

For the twelve months ended June 30, 2010, the JPMorgan Mid Cap Value Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”), which was the strongest performing index among major U.S. indices during the reporting period. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the consumer discretionary and financials sectors. The Fund’s stock selection in the information technology and utilities sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included Alliant Techsystems, Inc. and Synovus Financial Corp. Shares of Alliant Techsystems, Inc., an aerospace and defense company, declined on concerns about NASA’s dismantling of its U.S. human spaceflight program, which was a source of revenue for the company. Additionally, its shares declined on concerns about the sustainability of peak earnings derived from its ammunition business. Demand for hand guns, and subsequently ammunition, surged as many consumers feared that federal regulation could potentially restrict their ability to purchase hand guns. Shares of regional bank Synovus Financial Corp. declined because of concerns about loan losses, particularly from the company’s exposure to loans in Metro-Atlanta and western Florida. The Fund’s portfolio managers exited the Fund’s position in Synovus Financial Corp. to rotate into investments they felt had more attractive risk reward opportunities.

Among the Fund’s individual contributors to relative performance were Lincare Holdings, Inc. and M&T Bank Corp. Lincare is a provider of oxygen and other respiratory therapy services in the home. The company was a strong performer because investors expected that the company will capture increasing market share as competitors exit the industry as a result of concerns surrounding declining Medicare reimbursement rates for oxygen services. Buffalo-based regional bank M&T Bank Corp. benefited as prudent management decisions allowed the bank to remain profitable through the credit crisis. The stock also benefited from investor speculation that Banco Santander, S.A. would acquire M&T Bank Corp. to merge it with Banco Santander’s U.S. subsidiary, Sovereign Bank.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The portfolio’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers preferred to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

The Fund was underweight the financial sector, mostly in real estate investment trusts (REITs). Within the financial sector, the Fund was overweight insurance companies. The Fund’s portfolio managers preferred to own property and casualty insurers, as they believed that their valuations were compelling, particularly as they believe that pricing trends for these insurers should improve in the current economic cycle.

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Republic Services, Inc.	2.3%
2.	Loews Corp.	1.9
3.	Lincare Holdings, Inc.	1.9
4.	Williams Cos., Inc. (The)	1.8
5.	Gap, Inc. (The)	1.8
6.	Old Republic International Corp.	1.7
7.	JM Smucker Co. (The)	1.7
8.	Energen Corp.	1.7
9.	Ball Corp.	1.7
10.	Tyco Electronics Ltd. (Switzerland)	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.0%
Consumer Discretionary	17.9
Utilities	11.1
Industrials	9.9
Materials	6.8
Energy	6.5
Information Technology	5.9
Consumer Staples	5.8
Health Care	5.6
Telecommunication Services	2.4
Short-Term Investment	3.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		24.08%	0.78%	9.02%
With Sales Charge*		17.60	(0.30)	8.43
CLASS B SHARES	4/30/01
Without CDSC		23.44	0.26	8.51
With CDSC**		18.44	(0.14)	8.51
CLASS C SHARES	4/30/01
Without CDSC		23.43	0.28	8.46
With CDSC***		22.43	0.28	8.46
CLASS R2 SHARES	11/3/08	23.71	0.68	8.97
INSTITUTIONAL CLASS SHARES	11/13/97	24.68	1.27	9.52
SELECT CLASS SHARES	10/31/01	24.35	1.02	9.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/00 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index from June 30, 2000 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.67)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.16%

Net Assets as of 6/30/2010 (In Thousands)	$575,547

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

FUND PERFORMANCE

The JPMorgan Multi-Cap Market Neutral Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s portfolio managers employed a quantitative bottom up approach to their stock selection process, focusing on both valuation and fundamentals. The Fund’s fundamentals approach detracted from relative performance, while the Fund’s valuation stock selection contributed to relative performance.

The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum. The approach faced headwinds during the reporting period as stocks recovered in lockstep following the March 2009 market bottom and carried this upward momentum well into the reporting period. An environment where positive upward momentum was heavily correlated across most sectors and stocks proved to be challenging for the fundamental stock selection model, which looks to differentiate among potential investments using momentum factors.

The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors. The approach added to relative performance, as, during the downturn, it pointed the Fund’s portfolio managers to many stocks that had declined excessively in relation to their underlying value. Many of these stocks rebounded during the rally that followed the March 2009 market bottom, helping the Fund’s relative performance during the twelve months ended June 30, 2010.

The Fund categorizes its universe of stocks into five “supersectors.” Of the Fund’s five supersector categories, stock selection in the industrial and technology sectors produced negative returns during the reporting period, detracting the most from performance. Positive stock selection in the consumer and financial sectors helped somewhat offset these losses.

Although the Fund’s strategy is and remains market neutral, it is important to note that the strategy is not market isolated, and therefore may be subject to short-term disruptions in internal market conditions, like those witnessed during the reporting period. The Fund’s portfolio managers believe that, over the long-term, a market neutral approach can help diversify investors’ overall investment portfolio.

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period. The Fund was well diversified and sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Navistar International Corp.	0.4%
2.	WESCO International, Inc.	0.4
3.	Shaw Group, Inc. (The)	0.4
4.	Aeropostale, Inc.	0.4
5.	Forest Laboratories, Inc.	0.4
6.	Constellation Energy Group, Inc.	0.4
7.	Jarden Corp.	0.4
8.	RenaissanceRe Holdings Ltd., (Bermuda)	0.4
9.	Herbalife Ltd. (Cayman Islands)	0.4
10.	Noble Corp. (Switzerland)	0.3

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	American Tower Corp., Class A	0.5%
2.	O’Reilly Automotive, Inc.	0.5
3.	Yum! Brands, Inc.	0.5
4.	PACCAR, Inc.	0.5
5.	Spectra Energy Corp.	0.5
6.	Northeast Utilities	0.5
7.	Martin Marietta Materials, Inc.	0.4
8.	KeyCorp	0.4
9.	NetLogic Microsystems, Inc.	0.4
10.	EQT Corp.	0.4

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Consumer Discretionary	18.3%
Information Technology	13.6
Financials	11.4
Industrials	11.4
Health Care	8.8
Materials	6.2
Energy	5.7
Utilities	4.5
Consumer Staples	3.9
Telecommunication Services	1.3
Short-Term Investment	14.9

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Information Technology	17.0%
Industrials	14.6
Financials	14.5
Consumer Discretionary	13.3
Health Care	10.5
Energy	9.2
Consumer Staples	6.8
Materials	6.6
Utilities	5.9
Telecommunication Services	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total long investments as of June 30, 2010. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2010. The Fund’s composition is subject to change.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(4.90)%	0.17%	1.58%
With Sales Charge*		(9.93)	(0.91)	0.82
CLASS B SHARES	5/23/03
Without CDSC		(5.69)	(0.59)	0.82
With CDSC**		(10.69)	(1.00)	0.82
CLASS C SHARES	5/23/03
Without CDSC		(5.59)	(0.59)	0.83
With CDSC***		(6.59)	(0.59)	0.83
SELECT CLASS SHARES	5/23/03	(4.67)	0.41	1.84

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	29.03%
Russell 3000 Value Index	17.57%

Net Assets as of 6/30/2010 (In Thousands)	$485,986

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains.

FUND PERFORMANCE

The JPMorgan Value Advantage Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2010. The Fund’s relative outperformance versus the Benchmark was driven by strong stock selection in the energy and consumer discretionary sectors. This relative strength was partially offset by weakness among the Fund’s information technology holdings and the Fund’s overweight in the underperforming consumer staples sector.

Among the Fund’s individual contributors to relative performance were Enterprise Group Holdings LP and Carlisle Cos., Inc. Enterprise Group Holdings LP operates as a master limited partnership involved in the processing, transportation and storage of natural gas and oil. As master limited partnerships generally have steady sources of income, they were granted early access to affordable credit in the months that followed the worst of 2009’s liquidity crisis, benefiting Enterprise Group Holdings LP. Investors also were attracted to the company’s prospects for distribution growth, as it continued to undertake growth initiatives and the demand for natural gas is expected, by many investors, to remain strong. Carlisle Cos., Inc. manufactures and distributes a variety of products across a range of industries, including roofing, construction, foodservice and aircraft manufacturing. The company was able to generate better-than-expected profitability due to aggressive cost cutting measures undertaken during the downturn. As the year progressed, shares of Carlisle Cos., Inc. continued to rise as the company experienced better-than-expected volume growth and profitability in its construction materials business.

Individual detractors from the Fund’s relative performance included Exxon Mobil Corp. and Walgreen Co. Shares of Exxon Mobil Corp. declined following the company’s announced acquisition of XTO Energy, a natural gas producer. Reaction to the XTO Energy acquisition was mixed as some investors felt the company should have used its cash in a more shareholder friendly manner. Shares of Exxon Mobil Corp. declined later in the reporting period over concerns surrounding the oil spill in the Gulf of Mexico and its impact on the company’s earnings generated from offshore drilling activities in the Gulf. Shares of Walgreen Co., a drug retailer, were weak mainly because of concerns about a dispute with pharmacy benefit manager CVS Caremark, robust merger activity in the industry and pressure on the company’s same-store sales (a statistic used in retail industry analysis that compares sales of a company’s stores that have been open for at least one year).

HOW THE FUND WAS MANAGED

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. Stocks most tied to the cyclical economic recovery, particularly in the small and mid cap space, enjoyed a strong rally following the market bottom in March 2009. The Fund’s portfolio managers believed that many of these stocks were approaching their estimates of fair value and were beginning to trade at less attractive levels. Accordingly, they scaled back the Fund’s exposure to these stocks and the Fund finished the reporting period with significant underweights in the industrials and materials sectors. Bottom-up fundamental research led the Fund’s portfolio managers to several larger-cap stocks with significant excess cash reserves and strong balance sheets. In their view, these stocks, such as Exxon Mobil Corp., appeared to be trading at more attractive levels than many of the cyclically sensitive industrials and materials stocks.

The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers attempted to own retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow. The Fund’s portfolio managers also found attractive investment opportunities among energy companies involved in the exploration, production, transportation and storage of natural gas, as natural gas is plentiful in North America and is a cleaner burning fuel than oil. In addition, there have been large investments made in natural gas infrastructure and they believed that natural gas would be a more significant source of energy over the long term.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Loews Corp.	3.9%
2.	Wells Fargo & Co.	3.7
3.	Devon Energy Corp.	3.4
4.	Exxon Mobil Corp.	2.4
5.	JM Smucker Co. (The)	2.1
6.	Gap, Inc. (The)	2.1
7.	Merck & Co., Inc.	2.1
8.	Teekay Corp. (Canada)	2.0
9.	AT&T, Inc.	2.0
10.	Oneok, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	33.3%
Energy	16.0
Consumer Discretionary	14.1
Health Care	10.1
Consumer Staples	6.0
Utilities	5.2
Telecommunication Services	3.9
Information Technology	2.6
Industrials	2.3
Materials	1.6
Investment Company	1.2
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Percentages indicated are based upon total investments as of June 30, 2010. The Fund’s composition is subject to change.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Value Advantage Fund

FUND COMMENTARY
TWELVE MONTHS ENDED JUNE 30, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2010

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		28.35%	2.49%	2.93%
With Sales Charge*		21.56	1.39	1.89
CLASS C SHARES	2/28/05
Without CDSC		27.72	1.99	2.42
With CDSC**		26.72	1.99	2.42
INSTITUTIONAL CLASS SHARES	2/28/05	29.03	2.90	3.35
SELECT CLASS SHARES	2/28/05	28.70	2.77	3.20

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The Fund has changed the class used in the graph from Class A to Institutional Class because Institutional Class is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
	Consumer Discretionary — 15.2%
	Auto Components — 2.0%
417	Gentex Corp.	7,497
322	Johnson Controls, Inc.	8,639
		16,136
	Automobiles — 1.0%
356	Harley-Davidson, Inc. (c)	7,916
	Diversified Consumer Services — 1.0%
285	Education Management Corp. (a) (c)	4,342
172	Sotheby’s (c)	3,931
		8,273
	Hotels, Restaurants & Leisure — 0.8%
267	Royal Caribbean Cruises Ltd. (a) (c)	6,084
	Household Durables — 1.0%
271	Harman International Industries, Inc. (a) (c)	8,109
	Internet & Catalog Retail — 3.0%
121	Amazon.com, Inc. (a)	13,210
229	HSN, Inc. (a)	5,498
51	NetFlix, Inc. (a) (c)	5,509
		24,217
	Media — 1.7%
424	Walt Disney Co. (The)	13,356
	Specialty Retail — 3.9%
407	Dick’s Sporting Goods, Inc. (a) (c)	10,140
149	J Crew Group, Inc. (a) (c)	5,488
491	OfficeMax, Inc. (a) (c)	6,414
356	Williams-Sonoma, Inc. (c)	8,846
		30,888
	Textiles, Apparel & Luxury Goods — 0.8%
145	Phillips-Van Heusen Corp.	6,691
	Total Consumer Discretionary	121,670
	Consumer Staples — 2.3%
	Beverages — 2.3%
198	Coca-Cola Co. (The)	9,914
223	Dr. Pepper Snapple Group, Inc.	8,338
	Total Consumer Staples	18,252
	Energy — 6.4%
	Energy Equipment & Services — 2.0%
187	Cameron International Corp. (a)	6,097
183	Schlumberger Ltd.	10,149
		16,246
	Oil, Gas & Consumable Fuels — 4.4%
201	Concho Resources, Inc. (a) (c)	11,094
85	EOG Resources, Inc.	8,381
360	Forest Oil Corp. (a)	9,855
151	Southwestern Energy Co. (a)	5,823
		35,153
	Total Energy	51,399
	Financials — 8.3%
	Capital Markets — 2.3%
36	BlackRock, Inc.	5,091
485	Och-Ziff Capital Management Group LLC, Class A	6,107
157	T. Rowe Price Group, Inc. (c)	6,965
		18,163
	Commercial Banks — 2.9%
285	BB&T Corp.	7,496
341	U.S. Bancorp	7,623
310	Wells Fargo & Co.	7,941
		23,060
	Consumer Finance — 1.0%
198	American Express Co.	7,865
	Diversified Financial Services — 1.2%
35	CME Group, Inc.	9,713
	Insurance — 0.9%
141	ACE Ltd., (Switzerland)	7,233
	Total Financials	66,034
	Health Care — 14.9%
	Biotechnology — 2.8%
111	Alexion Pharmaceuticals, Inc. (a) (c) (m)	5,662
335	Celgene Corp. (a)	17,014
		22,676
	Health Care Equipment & Supplies — 2.3%
355	Insulet Corp. (a) (c)	5,341
122	Sirona Dental Systems, Inc. (a)	4,233
198	Thoratec Corp. (a) (c)	8,461
		18,035
	Health Care Providers & Services — 5.9%
132	DaVita, Inc. (a)	8,255
247	Emeritus Corp. (a) (c)	4,024
324	Express Scripts, Inc. (a)	15,220
273	Lincare Holdings, Inc. (a) (c)	8,867
367	UnitedHealth Group, Inc.	10,426
		46,792
	Pharmaceuticals — 3.9%
608	Biovail Corp., (Canada) (c)	11,692

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Pharmaceuticals — Continued
244	Merck & Co., Inc.	8,519
213	Teva Pharmaceutical Industries Ltd., (Israel), ADR	11,084
		31,295
	Total Health Care	118,798
	Industrials — 13.0%
	Aerospace & Defense — 2.8%
146	Goodrich Corp.	9,686
151	HEICO Corp. (c)	5,414
72	Precision Castparts Corp.	7,364
		22,464
	Airlines — 0.8%
533	Delta Air Lines, Inc. (a)	6,257
	Building Products — 1.6%
219	Lennox International, Inc. (c)	9,112
197	Trex Co., Inc. (a) (c)	3,953
		13,065
	Electrical Equipment — 0.7%
388	Generac Holdings, Inc. (a)	5,429
	Machinery — 2.0%
137	Cummins, Inc.	8,942
175	Wabtec Corp. (c)	6,989
		15,931
	Professional Services — 0.6%
205	Robert Half International, Inc. (c)	4,825
	Road & Rail — 2.8%
623	Avis Budget Group, Inc. (a) (c)	6,115
158	Canadian National Railway Co., (Canada) (c)	9,083
193	Landstar System, Inc.	7,518
		22,716
	Trading Companies & Distributors — 1.7%
135	W.W. Grainger, Inc.	13,406
	Total Industrials	104,093
	Information Technology — 34.9%
	Communications Equipment — 2.0%
745	Cisco Systems, Inc. (a)	15,878
	Computers & Peripherals — 10.9%
219	Apple, Inc. (a)	55,173
458	EMC Corp. (a)	8,380
395	Hewlett-Packard Co.	17,100
180	NetApp, Inc. (a)	6,723
		87,376
	Electronic Equipment, Instruments & Components — 1.4%
277	Amphenol Corp., Class A	10,861
	Internet Software & Services — 2.8%
83	Equinix, Inc. (a) (c)	6,709
35	Google, Inc., Class A (a)	15,707
		22,416
	IT Services — 9.4%
142	Alliance Data Systems Corp. (a) (c)	8,452
480	Amdocs Ltd., (United Kingdom) (a)	12,893
411	CGI Group, Inc., (Canada), Class A (a)	6,141
300	Cognizant Technology Solutions Corp., Class A (a)	14,998
379	Hewitt Associates, Inc., Class A (a)	13,064
59	MasterCard, Inc., Class A (c)	11,772
531	Western Union Co. (The)	7,917
		75,237
	Semiconductors & Semiconductor Equipment — 4.8%
370	Broadcom Corp., Class A (c)	12,199
413	Intel Corp.	8,023
267	Lam Research Corp. (a) (c)	10,147
519	Marvell Technology Group Ltd., (Bermuda) (a)	8,184
		38,553
	Software — 3.6%
69	Blackboard, Inc. (a) (c)	2,564
144	Concur Technologies, Inc. (a) (c)	6,129
615	Microsoft Corp.	14,140
250	Taleo Corp., Class A (a) (c)	6,060
		28,893
	Total Information Technology	279,214
	Materials — 3.9%
	Chemicals — 2.0%
232	Sherwin-Williams Co. (The) (c)	16,031
	Containers & Packaging — 1.9%
303	Bemis Co., Inc.	8,176
124	Greif, Inc., Class A	6,859
		15,035
	Total Materials	31,066
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
503	tw telecom, inc. (a)	8,383
	Total Common Stocks (Cost $737,259)	798,909

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.1%
	Investment Company — 0.1%
593	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $593)	593
Investments of Cash Collateral for Securities on Loan — 21.4%
	Investment Company — 21.4%
170,889	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $170,889)	170,889
	Total Investments — 121.4% (Cost $908,741)	970,391
	Liabilities in Excess of Other Assets — (21.4)%	(171,266)
	NET ASSETS — 100.0%	$799,125

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.6%
	Consumer Discretionary — 17.1%
	Auto Components — 0.5%
144	Gentex Corp. (c)	2,584
	Automobiles — 0.5%
100	Harley-Davidson, Inc. (c)	2,223
	Distributors — 0.5%
66	Genuine Parts Co.	2,591
	Diversified Consumer Services — 1.0%
117	Education Management Corp. (a) (c)	1,778
116	H&R Block, Inc.	1,823
49	Sotheby’s (c)	1,118
		4,719
	Hotels, Restaurants & Leisure — 2.4%
11	Chipotle Mexican Grill, Inc. (a) (c)	1,464
27	Darden Restaurants, Inc.	1,036
57	Marriott International, Inc., Class A	1,692
98	MGM Resorts International (a) (c)	947
74	Royal Caribbean Cruises Ltd. (a) (c)	1,687
40	Starwood Hotels & Resorts Worldwide, Inc. (c)	1,669
66	Yum! Brands, Inc.	2,573
		11,068
	Household Durables — 1.5%
83	Fortune Brands, Inc.	3,248
76	Harman International Industries, Inc. (a) (c)	2,274
52	Jarden Corp.	1,400
		6,922
	Internet & Catalog Retail — 1.1%
85	Expedia, Inc.	1,598
65	HSN, Inc. (a)	1,567
19	NetFlix, Inc. (a) (c)	2,065
		5,230
	Media — 2.8%
47	Cablevision Systems Corp., Class A	1,117
86	Clear Channel Outdoor Holdings, Inc., Class A (a)	746
56	Discovery Communications, Inc., Class A (a) (c)	2,007
67	DISH Network Corp., Class A	1,220
145	Gannett Co., Inc.	1,954
89	Lamar Advertising Co., Class A (a) (c)	2,190
31	Omnicom Group, Inc.	1,060
24	Scripps Networks Interactive, Inc., Class A	976
4	Washington Post Co. (The), Class B	1,623
		12,893
	Multiline Retail — 0.2%
45	Macy’s, Inc.	811
	Specialty Retail — 5.3%
8	AutoNation, Inc. (a)	155
13	AutoZone, Inc. (a)	2,415
60	Bed Bath & Beyond, Inc. (a)	2,236
121	Chico’s FAS, Inc.	1,190
116	Dick’s Sporting Goods, Inc. (a) (c)	2,880
108	Express, Inc. (a)	1,771
204	Gap, Inc. (The)	3,962
41	J Crew Group, Inc. (a) (c)	1,524
134	OfficeMax, Inc. (a) (c)	1,751
46	Staples, Inc.	884
50	Tiffany & Co.	1,911
39	TJX Cos., Inc.	1,649
93	Williams-Sonoma, Inc. (c)	2,296
		24,624
	Textiles, Apparel & Luxury Goods — 1.3%
88	Phillips-Van Heusen Corp. (c)	4,063
25	Polo Ralph Lauren Corp.	1,831
		5,894
	Total Consumer Discretionary	79,559
	Consumer Staples — 3.6%
	Beverages — 0.8%
25	Brown-Forman Corp., Class B	1,447
64	Dr. Pepper Snapple Group, Inc.	2,378
		3,825
	Food & Staples Retailing — 0.9%
154	Safeway, Inc.	3,030
33	Whole Foods Market, Inc. (a) (c)	1,181
		4,211
	Food Products — 1.0%
64	JM Smucker Co. (The)	3,848
20	McCormick & Co., Inc. (Non-Voting)	774
		4,622
	Household Products — 0.6%
24	Clorox Co.	1,498
29	Energizer Holdings, Inc. (a)	1,443
		2,941
	Tobacco — 0.3%
18	Lorillard, Inc.	1,260
	Total Consumer Staples	16,859
	Energy — 5.7%
	Energy Equipment & Services — 0.9%
53	Cameron International Corp. (a)	1,728

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
18	CARBO Ceramics, Inc. (c)	1,285
21	Oceaneering International, Inc. (a)	962
		3,975
	Oil, Gas & Consumable Fuels — 4.8%
70	Cabot Oil & Gas Corp.	2,206
49	Concho Resources, Inc. (a)	2,722
101	CVR Energy, Inc. (a)	759
51	Devon Energy Corp.	3,083
98	El Paso Corp.	1,084
130	Forest Oil Corp. (a)	3,551
41	Kinder Morgan Management LLC (a)	2,347
92	Teekay Corp., (Canada)	2,397
228	Williams Cos., Inc. (The)	4,159
		22,308
	Total Energy	26,283
	Financials — 15.4%
	Capital Markets — 2.8%
13	Affiliated Managers Group, Inc. (a)	763
42	Ameriprise Financial, Inc.	1,528
111	Invesco Ltd.	1,866
34	Northern Trust Corp.	1,597
105	Och-Ziff Capital Management Group LLC, Class A (c)	1,321
93	T. Rowe Price Group, Inc. (c)	4,135
125	TD AMERITRADE Holding Corp. (a)	1,910
		13,120
	Commercial Banks — 4.2%
64	BancorpSouth, Inc.	1,139
137	BB&T Corp. (c)	3,599
28	BOK Financial Corp. (c)	1,339
26	City National Corp.	1,327
48	Comerica, Inc.	1,750
25	Cullen/Frost Bankers, Inc.	1,300
88	Fifth Third Bancorp	1,075
82	KeyCorp	629
27	M&T Bank Corp.	2,328
82	SunTrust Banks, Inc.	1,915
75	TCF Financial Corp.	1,252
85	Wilmington Trust Corp.	938
47	Zions Bancorp	1,014
		19,605
	Diversified Financial Services — 0.4%
60	MSCI, Inc., Class A (a)	1,636
	Insurance — 5.6%
38	AON Corp.	1,422
50	Assurant, Inc.	1,728
129	Cincinnati Financial Corp.	3,344
57	HCC Insurance Holdings, Inc.	1,421
131	Loews Corp.	4,364
324	Old Republic International Corp.	3,927
83	OneBeacon Insurance Group Ltd., Class A	1,189
87	Principal Financial Group, Inc.	2,037
44	Symetra Financial Corp.	528
67	Transatlantic Holdings, Inc.	3,199
106	W.R. Berkley Corp.	2,791
		25,950
	Real Estate Investment Trusts (REITs) — 1.7%
80	Kimco Realty Corp.	1,077
14	Public Storage	1,239
57	Regency Centers Corp.	1,964
24	Ventas, Inc.	1,146
35	Vornado Realty Trust	2,521
		7,947
	Real Estate Management & Development — 0.5%
150	Brookfield Properties Corp.	2,104
	Thrifts & Mortgage Finance — 0.2%
86	People’s United Financial, Inc.	1,165
	Total Financials	71,527
	Health Care — 9.6%
	Biotechnology — 0.6%
32	Alexion Pharmaceuticals, Inc. (a) (c)	1,628
65	BioMarin Pharmaceutical, Inc. (a) (c)	1,240
		2,868
	Health Care Equipment & Supplies — 1.8%
35	Beckman Coulter, Inc.	2,122
49	Becton, Dickinson & Co.	3,334
35	Sirona Dental Systems, Inc. (a)	1,205
42	Thoratec Corp. (a)	1,778
		8,439
	Health Care Providers & Services — 5.0%
125	Brookdale Senior Living, Inc. (a) (c)	1,873
72	Community Health Systems, Inc. (a)	2,438
203	Coventry Health Care, Inc. (a)	3,581
48	DaVita, Inc. (a)	3,016
51	Express Scripts, Inc. (a)	2,407
44	Humana, Inc. (a)	1,994
214	Lincare Holdings, Inc. (a) (c)	6,954

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
42	VCA Antech, Inc. (a)	1,045
		23,308
	Health Care Technology — 0.3%
21	Cerner Corp. (a) (c)	1,565
	Life Sciences Tools & Services — 0.8%
39	Covance, Inc. (a) (c)	2,022
37	Illumina, Inc. (a) (c)	1,627
		3,649
	Pharmaceuticals — 1.1%
255	Biovail Corp., (Canada) (c)	4,898
	Total Health Care	44,727
	Industrials — 13.6%
	Aerospace & Defense — 2.7%
25	Alliant Techsystems, Inc. (a)	1,557
54	Goodrich Corp.	3,591
31	L-3 Communications Holdings, Inc.	2,196
50	Precision Castparts Corp.	5,108
		12,452
	Air Freight & Logistics — 0.4%
50	Expeditors International of Washington, Inc.	1,729
	Airlines — 0.7%
272	Delta Air Lines, Inc. (a) (c)	3,190
	Building Products — 0.6%
68	Lennox International, Inc. (c)	2,839
	Commercial Services & Supplies — 2.1%
175	Republic Services, Inc.	5,215
38	Stericycle, Inc. (a) (c)	2,463
58	Waste Connections, Inc. (a) (c)	2,022
		9,700
	Construction & Engineering — 0.4%
77	Aecom Technology Corp. (a) (c)	1,783
	Electrical Equipment — 1.7%
32	AMETEK, Inc.	1,265
43	Cooper Industries plc	1,883
82	Roper Industries, Inc. (c)	4,596
		7,744
	Industrial Conglomerates — 0.7%
87	Carlisle Cos., Inc.	3,150
	Machinery — 2.1%
54	Cummins, Inc.	3,545
55	Snap-On, Inc.	2,262
55	WABCO Holdings, Inc. (a)	1,731
61	Wabtec Corp. (c)	2,420
		9,958
	Professional Services — 0.4%
81	Robert Half International, Inc. (c)	1,910
	Road & Rail — 0.9%
173	Avis Budget Group, Inc. (a) (c)	1,698
70	Landstar System, Inc.	2,710
		4,408
	Trading Companies & Distributors — 0.9%
45	W.W. Grainger, Inc. (c)	4,455
	Total Industrials	63,318
	Information Technology — 16.3%
	Communications Equipment — 1.2%
63	CommScope, Inc. (a)	1,495
29	F5 Networks, Inc. (a) (c)	1,989
86	Juniper Networks, Inc. (a) (c)	1,960
		5,444
	Computers & Peripherals — 0.7%
89	NetApp, Inc. (a) (c)	3,302
	Electronic Equipment, Instruments & Components — 3.3%
132	Amphenol Corp., Class A	5,175
76	Arrow Electronics, Inc. (a)	1,701
32	Dolby Laboratories, Inc., Class A (a) (c)	2,023
247	Tyco Electronics Ltd., (Switzerland)	6,264
		15,163
	Internet Software & Services — 0.5%
26	Equinix, Inc. (a) (c)	2,120
	IT Services — 4.2%
46	Alliance Data Systems Corp. (a) (c)	2,762
155	Amdocs Ltd., (United Kingdom) (a)	4,153
99	CGI Group, Inc., (Canada), Class A (a)	1,474
74	Cognizant Technology Solutions Corp., Class A (a)	3,689
107	Hewitt Associates, Inc., Class A (a)	3,673
10	MasterCard, Inc., Class A (c)	2,085
124	Western Union Co. (The)	1,846
		19,682
	Semiconductors & Semiconductor Equipment — 2.8%
33	Avago Technologies Ltd., (Singapore) (a)	696
89	Broadcom Corp., Class A (c)	2,945
18	Cree, Inc. (a) (c)	1,074

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
204	Marvell Technology Group Ltd., (Bermuda) (a)	3,208
117	MEMC Electronic Materials, Inc. (a) (c)	1,158
54	Microchip Technology, Inc. (c)	1,492
90	Varian Semiconductor Equipment Associates, Inc. (a)	2,579
		13,152
	Software — 3.6%
57	ANSYS, Inc. (a) (c)	2,332
51	Concur Technologies, Inc. (a) (c)	2,194
103	Jack Henry & Associates, Inc.	2,457
71	McAfee, Inc. (a)	2,178
91	MICROS Systems, Inc. (a) (c)	2,903
24	Salesforce.com, Inc. (a) (c)	2,094
117	Synopsys, Inc. (a)	2,434
		16,592
	Total Information Technology	75,455
	Materials — 5.2%
	Chemicals — 3.3%
13	Airgas, Inc.	802
67	Albemarle Corp.	2,646
39	PPG Industries, Inc.	2,368
97	Sherwin-Williams Co. (The) (c)	6,718
55	Sigma-Aldrich Corp.	2,741
		15,275
	Construction Materials — 0.1%
17	Vulcan Materials Co.	741
	Containers & Packaging — 1.8%
71	Ball Corp.	3,772
90	Bemis Co., Inc. (c)	2,435
38	Greif, Inc., Class A	2,083
		8,290
	Total Materials	24,306
	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.3%
69	CenturyLink, Inc.	2,308
177	tw telecom, Inc. (a) (c)	2,958
81	Windstream Corp.	851
		6,117
	Wireless Telecommunication Services — 0.4%
61	Telephone & Data Systems, Inc.	1,630
	Total Telecommunication Services	7,747
	Utilities — 5.4%
	Electric Utilities — 0.6%
127	Westar Energy, Inc.	2,749
	Gas Utilities — 2.0%
86	Energen Corp.	3,830
72	EQT Corp.	2,606
61	Oneok, Inc.	2,616
13	Questar Corp. (a)	215
		9,267
	Multi-Utilities — 2.5%
232	CMS Energy Corp.	3,397
60	NSTAR	2,094
55	Wisconsin Energy Corp.	2,786
158	Xcel Energy, Inc.	3,265
		11,542
	Water Utilities — 0.3%
82	American Water Works Co., Inc.	1,685
	Total Utilities	25,243
	Total Common Stocks (Cost $403,482)	435,024
	Investment Company — 1.0%
106	iShares Russell Midcap Growth Index Fund (Cost $4,894)	4,623
Short-Term Investment — 3.0%
	Investment Company — 3.0%
13,890	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $13,890)	13,890
Investments of Cash Collateral for Securities on Loan — 17.9%
	Investment Company — 17.9%
83,284	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $83,284)	83,284
	Total Investments — 115.5% (Cost $505,550)	536,821
	Liabilities in Excess of Other Assets — (15.5)%	(71,884)
	NET ASSETS — 100.0%	$464,937

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 17.8%
	Auto Components — 1.2%
831	Gentex Corp.	14,944
	Automobiles — 1.0%
578	Harley-Davidson, Inc.	12,853
	Diversified Consumer Services — 1.4%
799	Education Management Corp. (a) (c)	12,186
283	Sotheby’s	6,461
		18,647
	Hotels, Restaurants & Leisure — 2.6%
62	Chipotle Mexican Grill, Inc. (a)	8,455
568	MGM Resorts International (a) (c)	5,475
428	Royal Caribbean Cruises Ltd. (a) (c)	9,750
233	Starwood Hotels & Resorts Worldwide, Inc.	9,666
		33,346
	Household Durables — 1.0%
440	Harman International Industries, Inc. (a)	13,160
	Internet & Catalog Retail — 1.6%
378	HSN, Inc. (a)	9,065
110	NetFlix, Inc. (a) (c)	11,964
		21,029
	Media — 1.9%
325	Discovery Communications, Inc., Class A (a)	11,606
517	Lamar Advertising Co., Class A (a)	12,667
		24,273
	Specialty Retail — 5.1%
697	Chico’s FAS, Inc.	6,887
669	Dick’s Sporting Goods, Inc. (a)	16,654
626	Express, Inc. (a)	10,241
239	J Crew Group, Inc. (a)	8,805
776	OfficeMax, Inc. (a)	10,131
535	Williams-Sonoma, Inc.	13,284
		66,002
	Textiles, Apparel & Luxury Goods — 2.0%
318	Phillips-Van Heusen Corp.	14,728
145	Polo Ralph Lauren Corp.	10,608
		25,336
	Total Consumer Discretionary	229,590
	Consumer Staples — 1.6%
	Beverages — 1.1%
368	Dr. Pepper Snapple Group, Inc.	13,744
	Food & Staples Retailing — 0.5%
190	Whole Foods Market, Inc. (a)	6,837
	Total Consumer Staples	20,581
	Energy — 5.6%
	Energy Equipment & Services — 1.8%
308	Cameron International Corp. (a)	10,002
103	CARBO Ceramics, Inc.	7,436
124	Oceaneering International, Inc. (a)	5,568
		23,006
	Oil, Gas & Consumable Fuels — 3.8%
407	Cabot Oil & Gas Corp.	12,749
285	Concho Resources, Inc. (a)	15,752
750	Forest Oil Corp. (a)	20,530
		49,031
	Total Energy	72,037
	Financials — 7.1%
	Capital Markets — 3.5%
641	Invesco Ltd.	10,790
727	Och-Ziff Capital Management Group LLC, Class A	9,157
323	T. Rowe Price Group, Inc.	14,358
722	TD AMERITRADE Holding Corp. (a)	11,041
		45,346
	Commercial Banks — 2.2%
356	BB&T Corp.	9,367
194	BOK Financial Corp.	9,190
275	Comerica, Inc.	10,117
		28,674
	Diversified Financial Services — 0.7%
346	MSCI, Inc., Class A (a)	9,467
	Insurance — 0.7%
332	HCC Insurance Holdings, Inc.	8,215
	Total Financials	91,702
	Health Care — 14.3%
	Biotechnology — 1.3%
184	Alexion Pharmaceuticals, Inc. (a)	9,419
378	BioMarin Pharmaceutical, Inc. (a) (c)	7,165
		16,584
	Health Care Equipment & Supplies — 2.3%
203	Beckman Coulter, Inc.	12,257
200	Sirona Dental Systems, Inc. (a)	6,978
231	Thoratec Corp. (a)	9,871
		29,106

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 6.2%
722	Brookdale Senior Living, Inc. (a)	10,833
644	Coventry Health Care, Inc. (a)	11,381
279	DaVita, Inc. (a)	17,436
296	Express Scripts, Inc. (a)	13,918
252	Humana, Inc. (a)	11,519
474	Lincare Holdings, Inc. (a)	15,419
		80,506
	Health Care Technology — 0.7%
119	Cerner Corp. (a)	9,053
	Life Sciences Tools & Services — 1.6%
228	Covance, Inc. (a)	11,699
216	Illumina, Inc. (a)	9,402
		21,101
	Pharmaceuticals — 2.2%
1,473	Biovail Corp., (Canada)	28,335
	Total Health Care	184,685
	Industrials — 18.3%
	Aerospace & Defense — 2.6%
314	Goodrich Corp.	20,783
125	Precision Castparts Corp.	12,829
		33,612
	Air Freight & Logistics — 0.8%
290	Expeditors International of Washington, Inc.	10,008
	Airlines — 1.4%
1,570	Delta Air Lines, Inc. (a)	18,450
	Building Products — 1.3%
395	Lennox International, Inc.	16,420
	Commercial Services & Supplies — 2.0%
217	Stericycle, Inc. (a)	14,255
335	Waste Connections, Inc. (a)	11,690
		25,945
	Construction & Engineering — 0.8%
447	Aecom Technology Corp. (a)	10,308
	Electrical Equipment — 1.0%
236	Roper Industries, Inc.	13,231
	Industrial Conglomerates — 0.8%
301	Carlisle Cos., Inc.	10,882
	Machinery — 2.7%
315	Cummins, Inc.	20,500
351	Wabtec Corp.	13,994
		34,494
	Professional Services — 0.9%
469	Robert Half International, Inc.	11,039
	Road & Rail — 2.0%
1,000	Avis Budget Group, Inc. (a)	9,822
402	Landstar System, Inc.	15,678
		25,500
	Trading Companies & Distributors — 2.0%
259	W.W. Grainger, Inc.	25,757
	Total Industrials	235,646
	Information Technology — 27.9%
	Communications Equipment — 2.4%
364	CommScope, Inc. (a)	8,652
168	F5 Networks, Inc. (a)	11,492
497	Juniper Networks, Inc. (a)	11,342
		31,486
	Computers & Peripherals — 1.5%
512	NetApp, Inc. (a)	19,092
	Electronic Equipment, Instruments & Components — 3.3%
374	Amphenol Corp., Class A	14,690
187	Dolby Laboratories, Inc., Class A (a)	11,710
635	Tyco Electronics Ltd., (Switzerland)	16,111
		42,511
	Internet Software & Services — 1.0%
151	Equinix, Inc. (a)	12,241
	IT Services — 8.9%
268	Alliance Data Systems Corp. (a) (c)	15,975
894	Amdocs Ltd., (United Kingdom) (a)	24,010
677	CGI Group, Inc., (Canada), Class A (a)	10,102
427	Cognizant Technology Solutions Corp., Class A (a)	21,351
617	Hewitt Associates, Inc., Class A (a)	21,244
61	MasterCard, Inc., Class A	12,087
716	Western Union Co. (The)	10,671
		115,440
	Semiconductors & Semiconductor Equipment — 5.6%
517	Broadcom Corp., Class A	17,036
104	Cree, Inc. (a)	6,231
1,177	Marvell Technology Group Ltd., (Bermuda) (a)	18,551
678	MEMC Electronic Materials, Inc. (a)	6,694
311	Microchip Technology, Inc. (c)	8,627

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
521	Varian Semiconductor Equipment Associates, Inc. (a)	14,920
		72,059
	Software — 5.2%
332	ANSYS, Inc. (a)	13,486
297	Concur Technologies, Inc. (a)	12,693
410	McAfee, Inc. (a)	12,604
527	MICROS Systems, Inc. (a)	16,796
141	Salesforce.com, Inc. (a)	12,118
		67,697
	Total Information Technology	360,526
	Materials — 4.2%
	Chemicals — 2.0%
376	Sherwin-Williams Co. (The)	26,016
	Containers & Packaging — 2.2%
521	Bemis Co., Inc.	14,078
257	Greif, Inc., Class A	14,279
		28,357
	Total Materials	54,373
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
1,026	tw telecom, inc. (a)	17,108
	Total Common Stocks (Cost $1,113,753)	1,266,248
Short-Term Investment — 0.8%
	Investment Company — 0.8%
9,676	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (m) (Cost $9,676)	9,676
Investments of Cash Collateral for Securities on Loan — 3.6%
	Investment Company — 3.6%
46,515	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $46,515)	46,515
	Total Investments — 102.5% (Cost $1,169,944)	1,322,439
	Liabilities in Excess of Other Assets — (2.5)%	(32,197)
	NET ASSETS — 100.0%	$1,290,242

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 18.2%
	Distributors — 1.2%
1,490	Genuine Parts Co.	58,781
	Diversified Consumer Services — 0.8%
2,630	H&R Block, Inc.	41,269
	Hotels, Restaurants & Leisure — 2.4%
603	Darden Restaurants, Inc.	23,421
1,275	Marriott International, Inc., Class A	38,176
1,495	Yum! Brands, Inc.	58,369
		119,966
	Household Durables — 2.1%
1,892	Fortune Brands, Inc.	74,136
1,177	Jarden Corp.	31,617
		105,753
	Internet & Catalog Retail — 0.7%
1,927	Expedia, Inc.	36,183
	Media — 4.0%
1,047	Cablevision Systems Corp., Class A	25,148
2,560	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,217
1,538	DISH Network Corp., Class A	27,915
3,308	Gannett Co., Inc.	44,522
697	Omnicom Group, Inc.	23,917
559	Scripps Networks Interactive, Inc., Class A	22,554
98	Washington Post Co. (The), Class B	40,034
		206,307
	Multiline Retail — 0.4%
1,183	Macy’s, Inc.	21,176
	Specialty Retail — 5.9%
181	AutoNation, Inc. (a) (c)	3,538
283	AutoZone, Inc. (a)	54,639
1,378	Bed Bath & Beyond, Inc. (a)	51,081
4,781	Gap, Inc. (The)	93,042
1,047	Staples, Inc.	19,950
1,142	Tiffany & Co.	43,287
886	TJX Cos., Inc.	37,176
		302,713
	Textiles, Apparel & Luxury Goods — 0.7%
744	Phillips-Van Heusen Corp.	34,402
	Total Consumer Discretionary	926,550
	Consumer Staples — 5.9%
	Beverages — 0.6%
571	Brown-Forman Corp., Class B	32,672
	Food & Staples Retailing — 1.3%
3,502	Safeway, Inc.	68,851
	Food Products — 2.1%
1,459	JM Smucker Co. (The)	87,867
456	McCormick & Co., Inc. (Non-Voting)	17,306
		105,173
	Household Products — 1.3%
543	Clorox Co.	33,781
650	Energizer Holdings, Inc. (a)	32,677
		66,458
	Tobacco — 0.6%
394	Lorillard, Inc.	28,324
	Total Consumer Staples	301,478
	Energy — 6.6%
	Oil, Gas & Consumable Fuels — 6.6%
2,801	CVR Energy, Inc. (a)	21,063
1,149	Devon Energy Corp.	69,993
2,655	El Paso Corp.	29,501
1,194	Kinder Morgan Management LLC (a)	67,541
2,076	Teekay Corp., (Canada)	54,341
5,178	Williams Cos., Inc. (The)	94,645
	Total Energy	337,084
	Financials — 25.3%
	Capital Markets — 2.5%
287	Affiliated Managers Group, Inc. (a)	17,468
967	Ameriprise Financial, Inc.	34,934
775	Northern Trust Corp.	36,183
843	T. Rowe Price Group, Inc.	37,407
		125,992
	Commercial Banks — 6.8%
1,459	BancorpSouth, Inc.	26,080
1,707	BB&T Corp.	44,898
585	City National Corp.	29,964
572	Cullen/Frost Bankers, Inc.	29,375
2,003	Fifth Third Bancorp	24,611
1,850	KeyCorp	14,226
617	M&T Bank Corp. (c)	52,418
1,864	SunTrust Banks, Inc.	43,438
2,184	TCF Financial Corp.	36,283
1,909	Wilmington Trust Corp.	21,170
1,059	Zions Bancorp	22,832
		345,295

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 11.1%
866	AON Corp.	32,146
1,124	Assurant, Inc.	38,990
2,919	Cincinnati Financial Corp.	75,504
2,991	Loews Corp.	99,627
7,308	Old Republic International Corp.	88,646
2,478	OneBeacon Insurance Group Ltd., Class A	35,489
1,972	Principal Financial Group, Inc.	46,218
971	Symetra Financial Corp.	11,646
1,516	Transatlantic Holdings, Inc.	72,712
2,397	W.R. Berkley Corp.	63,417
		564,395
	Real Estate Investment Trusts (REITs) — 3.5%
1,808	Kimco Realty Corp.	24,304
309	Public Storage	27,124
1,304	Regency Centers Corp.	44,851
551	Ventas, Inc.	25,888
785	Vornado Realty Trust	57,262
		179,429
	Real Estate Management & Development — 0.9%
3,397	Brookfield Properties Corp. (c)	47,697
	Thrifts & Mortgage Finance — 0.5%
1,974	People’s United Financial, Inc.	26,653
	Total Financials	1,289,461
	Health Care — 5.7%
	Health Care Equipment & Supplies — 1.5%
1,121	Becton, Dickinson & Co.	75,802
	Health Care Providers & Services — 4.2%
1,639	Community Health Systems, Inc. (a)	55,416
2,067	Coventry Health Care, Inc. (a)	36,552
2,999	Lincare Holdings, Inc. (a)	97,486
950	VCA Antech, Inc. (a)	23,514
		212,968
	Total Health Care	288,770
	Industrials — 10.0%
	Aerospace & Defense — 2.9%
567	Alliant Techsystems, Inc. (a)	35,184
704	L-3 Communications Holdings, Inc.	49,857
617	Precision Castparts Corp.	63,492
		148,533
	Commercial Services & Supplies — 2.3%
3,992	Republic Services, Inc.	118,681
	Electrical Equipment — 2.4%
712	AMETEK, Inc.	28,578
970	Cooper Industries plc	42,684
937	Roper Industries, Inc.	52,412
		123,674
	Industrial Conglomerates — 0.6%
792	Carlisle Cos., Inc.	28,623
	Machinery — 1.8%
1,255	Snap-On, Inc.	51,358
1,244	WABCO Holdings, Inc. (a)	39,158
		90,516
	Total Industrials	510,027
	Information Technology — 6.0%
	Electronic Equipment, Instruments & Components — 3.5%
1,523	Amphenol Corp., Class A	59,808
1,725	Arrow Electronics, Inc. (a)	38,547
3,116	Tyco Electronics Ltd., (Switzerland)	79,074
		177,429
	Semiconductors & Semiconductor Equipment — 0.3%
746	Avago Technologies Ltd., (Singapore) (a) (c)	15,701
	Software — 2.2%
2,334	Jack Henry & Associates, Inc.	55,736
2,646	Synopsys, Inc. (a)	55,224
		110,960
	Total Information Technology	304,090
	Materials — 6.8%
	Chemicals — 4.8%
292	Airgas, Inc.	18,146
1,514	Albemarle Corp.	60,102
889	PPG Industries, Inc.	53,723
749	Sherwin-Williams Co. (The)	51,815
1,250	Sigma-Aldrich Corp.	62,273
		246,059
	Construction Materials — 0.3%
385	Vulcan Materials Co.	16,866
	Containers & Packaging — 1.7%
1,624	Ball Corp.	85,810
	Total Materials	348,735
	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.4%
1,573	CenturyLink, Inc.	52,400

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Telecommunication Services — Continued
1,807	Windstream Corp.	19,078
		71,478
	Wireless Telecommunication Services — 1.1%
2,053	Telephone & Data Systems, Inc.	54,499
	Total Telecommunication Services	125,977
	Utilities — 11.3%
	Electric Utilities — 1.2%
2,889	Westar Energy, Inc.	62,425
	Gas Utilities — 4.1%
1,966	Energen Corp.	87,131
1,638	EQT Corp.	59,204
1,374	Oneok, Inc.	59,429
291	Questar Corp. (a)	4,696
		210,460
	Multi-Utilities — 5.2%
5,271	CMS Energy Corp.	77,213
1,356	NSTAR (c)	47,453
1,247	Wisconsin Energy Corp.	63,273
3,600	Xcel Energy, Inc.	74,200
		262,139
	Water Utilities — 0.8%
1,849	American Water Works Co., Inc.	38,093
	Total Utilities	573,117
	Total Common Stocks (Cost $4,749,654)	5,005,289
Short-Term Investment — 3.2%
	Investment Company — 3.2%
162,235	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $162,235)	162,235
Investments of Cash Collateral for Securities on Loan — 1.7%
	Investment Company — 1.7%
85,595	JPMorgan Prime Money Market Fund, Capital Shares, 0.150% (b) (l) (Cost $85,595)	85,595
	Total Investments — 103.2% (Cost $4,997,484)	5,253,119
	Liabilities in Excess of Other Assets — (3.2)%	(164,389)
	NET ASSETS — 100.0%	$5,088,730

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.2% (j)
	Common Stocks — 85.3%
	Consumer Discretionary — 18.4%
	Auto Components — 1.7%
35	Autoliv, Inc., (Sweden) (a)	1,660
35	BorgWarner, Inc. (a)	1,325
97	Cooper Tire & Rubber Co.	1,894
128	Dana Holding Corp. (a)	1,283
138	Goodyear Tire & Rubber Co. (The) (a)	1,368
25	Tenneco, Inc. (a)	527
67	TRW Automotive Holdings Corp. (a)	1,852
		9,909
	Automobiles — 0.3%
190	Ford Motor Co. (a)	1,920
	Distributors — 0.1%
10	Genuine Parts Co.	383
	Diversified Consumer Services — 2.1%
44	Apollo Group, Inc., Class A (a)	1,855
78	Bridgepoint Education, Inc. (a)	1,240
42	Career Education Corp. (a)	963
186	Corinthian Colleges, Inc. (a)	1,837
90	H&R Block, Inc.	1,407
22	ITT Educational Services, Inc. (a)	1,825
73	Sotheby’s	1,670
59	Weight Watchers International, Inc.	1,525
		12,322
	Hotels, Restaurants & Leisure — 1.7%
39	Bally Technologies, Inc. (a)	1,259
29	Bob Evans Farms, Inc.	712
128	Brinker International, Inc.	1,852
15	Cheesecake Factory, Inc. (The) (a)	339
33	Cracker Barrel Old Country Store, Inc.	1,515
12	Las Vegas Sands Corp. (a)	272
53	Penn National Gaming, Inc. (a)	1,233
22	Starwood Hotels & Resorts Worldwide, Inc.	920
70	Wyndham Worldwide Corp.	1,407
		9,509
	Household Durables — 1.6%
183	D.R. Horton, Inc.	1,795
46	Garmin Ltd., (Cayman Islands)	1,352
75	Jarden Corp.	2,025
19	Leggett & Platt, Inc.	384
21	Mohawk Industries, Inc. (a)	947
116	Pulte Group, Inc. (a)	959
20	Whirlpool Corp.	1,737
		9,199
	Internet & Catalog Retail — 0.8%
16	Amazon.com, Inc. (a)	1,726
98	Expedia, Inc.	1,835
9	NetFlix, Inc. (a)	952
		4,513
	Leisure Equipment & Products — 0.5%
211	Eastman Kodak Co. (a)	915
7	Mattel, Inc.	157
33	Polaris Industries, Inc.	1,816
		2,888
	Media — 2.8%
135	CBS Corp. (Non-Voting), Class B	1,749
33	Cinemark Holdings, Inc.	433
52	DISH Network Corp., Class A	950
69	Gannett Co., Inc.	935
72	Liberty Global, Inc., Class A (a)	1,861
23	Liberty Media Corp. - Capital, Class A (a)	979
64	McGraw-Hill Cos., Inc. (The)	1,809
73	New York Times Co. (The), Class A (a)	628
123	News Corp., Class A	1,468
39	Omnicom Group, Inc.	1,324
34	Time Warner, Inc.	971
55	Valassis Communications, Inc. (a)	1,748
60	Virgin Media, Inc.	1,005
		15,860
	Multiline Retail — 0.6%
28	Big Lots, Inc. (a)	908
44	J.C. Penney Co., Inc.	952
100	Macy’s, Inc.	1,799
		3,659
	Specialty Retail — 4.1%
72	Aeropostale, Inc. (a)	2,066
81	AnnTaylor Stores Corp. (a)	1,314
99	Cabela’s, Inc. (a)	1,394
116	Collective Brands, Inc. (a)	1,835
78	Foot Locker, Inc.	979
103	GameStop Corp., Class A (a)	1,940
42	Guess?, Inc.	1,324
34	Gymboree Corp. (a)	1,431
45	Jo-Ann Stores, Inc. (a)	1,682
83	Limited Brands, Inc.	1,827

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Specialty Retail — Continued
69	OfficeMax, Inc. (a)	904
103	Penske Automotive Group, Inc. (a)	1,174
47	Rent-A-Center, Inc. (a)	953
32	Ross Stores, Inc.	1,687
34	Tiffany & Co.	1,289
76	Williams-Sonoma, Inc.	1,891
		23,690
	Textiles, Apparel & Luxury Goods — 2.1%
70	Carter’s, Inc. (a)	1,849
7	Deckers Outdoor Corp. (a)	952
54	Fossil, Inc. (a)	1,889
41	Hanesbrands, Inc. (a)	997
109	Jones Apparel Group, Inc.	1,726
53	Skechers U.S.A., Inc., Class A (a)	1,953
14	V.F. Corp.	976
45	Warnaco Group, Inc. (The) (a)	1,613
		11,955
	Total Consumer Discretionary	105,807
	Consumer Staples — 3.9%
	Beverages — 0.0% (g)
3	Dr. Pepper Snapple Group, Inc.	103
	Food & Staples Retailing — 0.1%
15	Safeway, Inc.	295
	Food Products — 1.7%
39	Archer-Daniels-Midland Co.	1,013
45	Corn Products International, Inc.	1,354
26	Dean Foods Co. (a)	259
70	Del Monte Foods Co.	1,007
48	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	977
19	Lancaster Colony Corp.	1,009
28	Sanderson Farms, Inc.	1,403
71	Sara Lee Corp.	999
95	Tyson Foods, Inc., Class A	1,552
		9,573
	Household Products — 0.2%
27	Energizer Holdings, Inc. (a)	1,342
	Personal Products — 0.8%
44	Herbalife Ltd., (Cayman Islands)	2,020
29	NBTY, Inc. (a)	989
64	Nu Skin Enterprises, Inc., Class A	1,594
		4,603
	Tobacco — 1.1%
71	Altria Group, Inc.	1,419
27	Lorillard, Inc.	1,917
34	Reynolds American, Inc.	1,793
35	Universal Corp.	1,404
		6,533
	Total Consumer Staples	22,449
	Energy — 5.7%
	Energy Equipment & Services — 2.2%
74	Atwood Oceanics, Inc. (a)	1,891
131	Complete Production Services, Inc. (a)	1,877
22	Exterran Holdings, Inc. (a)	576
54	National Oilwell Varco, Inc.	1,791
65	Noble Corp., (Switzerland) (a)	2,018
25	Oil States International, Inc. (a)	986
44	Rowan Cos., Inc. (a)	960
38	Transocean Ltd., (Switzerland) (a)	1,779
24	Unit Corp. (a)	971
		12,849
	Oil, Gas & Consumable Fuels — 3.5%
51	Anadarko Petroleum Corp.	1,831
21	Apache Corp.	1,790
87	Chesapeake Energy Corp.	1,825
26	Cimarex Energy Co.	1,876
32	Concho Resources, Inc. (a)	1,789
25	ConocoPhillips	1,221
30	Devon Energy Corp.	1,829
27	Forest Oil Corp. (a)	748
9	Hess Corp.	466
32	Marathon Oil Corp.	981
37	Newfield Exploration Co. (a)	1,787
85	Quicksilver Resources, Inc. (a)	930
32	Swift Energy Co. (a)	864
29	Valero Energy Corp.	512
73	Williams Cos., Inc. (The)	1,337
		19,786
	Total Energy	32,635
	Financials — 11.4%
	Capital Markets — 0.6%
5	Ameriprise Financial, Inc.	182
54	Bank of New York Mellon Corp. (The)	1,331
14	Goldman Sachs Group, Inc. (The)	1,803
8	State Street Corp.	272
		3,588

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Banks — 2.6%
39	Bank of Hawaii Corp.	1,899
26	Cullen/Frost Bankers, Inc.	1,351
119	FNB Corp.	954
98	Fulton Financial Corp.	947
19	M&T Bank Corp.	1,584
25	PNC Financial Services Group, Inc.	1,399
39	Prosperity Bancshares, Inc.	1,371
36	Signature Bank (a)	1,379
42	TCF Financial Corp.	695
66	Trustmark Corp.	1,368
52	Wells Fargo & Co.	1,320
28	Wintrust Financial Corp.	946
		15,213
	Consumer Finance — 1.1%
70	AmeriCredit Corp. (a)	1,272
46	Capital One Financial Corp.	1,835
43	Cash America International, Inc.	1,471
173	SLM Corp. (a)	1,796
		6,374
	Diversified Financial Services — 0.4%
409	Citigroup, Inc. (a)	1,537
24	NYSE Euronext	657
		2,194
	Insurance — 5.7%
33	ACE Ltd., (Switzerland)	1,689
43	Aflac, Inc.	1,838
38	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,739
60	American Financial Group, Inc.	1,628
25	Arch Capital Group Ltd., (Bermuda) (a)	1,855
55	Assurant, Inc.	1,923
27	Chubb Corp.	1,331
58	CNA Financial Corp. (a)	1,488
351	CNO Financial Group, Inc. (a)	1,739
52	Endurance Specialty Holdings Ltd., (Bermuda)	1,946
43	Hartford Financial Services Group, Inc.	950
20	MetLife, Inc.	751
102	Montpelier Re Holdings Ltd., (Bermuda)	1,526
42	Platinum Underwriters Holdings Ltd., (Bermuda)	1,530
10	ProAssurance Corp. (a)	548
78	Protective Life Corp.	1,667
28	Prudential Financial, Inc.	1,522
36	RenaissanceRe Holdings Ltd., (Bermuda)	2,023
9	StanCorp Financial Group, Inc.	349
27	Torchmark Corp.	1,327
31	Travelers Cos., Inc. (The)	1,551
38	W.R. Berkley Corp.	996
59	XL Capital Ltd., (Bermuda), Class A	951
		32,867
	Real Estate Investment Trusts (REITs) — 0.7%
44	Colonial Properties Trust	643
35	Douglas Emmett, Inc. (m)	493
54	Duke Realty Corp.	607
22	Liberty Property Trust	638
7	Simon Property Group, Inc.	604
16	Taubman Centers, Inc.	584
8	Vornado Realty Trust	562
		4,131
	Thrifts & Mortgage Finance — 0.3%
81	Hudson City Bancorp, Inc.	996
36	New York Community Bancorp, Inc.	547
		1,543
	Total Financials	65,910
	Health Care — 8.9%
	Biotechnology — 1.5%
28	Amgen, Inc. (a)	1,494
49	Amylin Pharmaceuticals, Inc. (a)	916
32	Cephalon, Inc. (a)	1,841
70	InterMune, Inc. (a)	653
81	Isis Pharmaceuticals, Inc. (a)	780
10	Myriad Genetics, Inc. (a)	156
31	Onyx Pharmaceuticals, Inc. (a)	662
36	United Therapeutics Corp. (a)	1,753
		8,255
	Health Care Equipment & Supplies — 1.2%
134	Hologic, Inc. (a)	1,870
18	Hospira, Inc. (a)	1,031
27	Integra LifeSciences Holdings Corp. (a)	985
6	Intuitive Surgical, Inc. (a)	1,788
9	Kinetic Concepts, Inc. (a)	313
28	Sirona Dental Systems, Inc. (a)	963
		6,950
	Health Care Providers & Services — 3.3%
43	Amedisys, Inc. (a)	1,874
32	AmerisourceBergen Corp.	1,029
55	Cardinal Health, Inc.	1,835

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Health Care Providers & Services — Continued
56	Community Health Systems, Inc. (a)	1,887
12	Emergency Medical Services Corp., Class A (a)	584
28	Express Scripts, Inc. (a)	1,322
101	Healthsouth Corp. (a)	1,882
106	Healthspring, Inc. (a)	1,649
43	Humana, Inc. (a)	1,982
6	McKesson Corp.	429
33	Medco Health Solutions, Inc. (a)	1,823
79	Omnicare, Inc.	1,870
20	WellPoint, Inc. (a)	977
		19,143
	Life Sciences Tools & Services — 0.6%
16	Bio-Rad Laboratories, Inc., Class A (a)	1,378
15	Life Technologies Corp. (a)	731
20	Waters Corp. (a)	1,305
		3,414
	Pharmaceuticals — 2.3%
62	Bristol-Myers Squibb Co.	1,547
58	Eli Lilly & Co.	1,937
85	Endo Pharmaceuticals Holdings, Inc. (a)	1,854
74	Forest Laboratories, Inc. (a)	2,027
87	Impax Laboratories, Inc. (a)	1,658
173	King Pharmaceuticals, Inc. (a)	1,315
85	Medicis Pharmaceutical Corp., Class A	1,870
82	Nektar Therapeutics (a)	997
		13,205
	Total Health Care	50,967
	Industrials — 11.4%
	Aerospace & Defense — 2.0%
16	Alliant Techsystems, Inc. (a)	987
16	General Dynamics Corp.	957
22	ITT Corp.	992
26	L-3 Communications Holdings, Inc.	1,809
19	Lockheed Martin Corp.	1,382
33	Northrop Grumman Corp.	1,776
38	Raytheon Co.	1,836
24	Triumph Group, Inc.	1,584
		11,323
	Air Freight & Logistics — 0.5%
36	Atlas Air Worldwide Holdings, Inc. (a)	1,729
23	United Parcel Service, Inc., Class B	1,315
		3,044
	Airlines — 0.3%
88	UAL Corp. (a)	1,808
	Building Products — 0.6%
21	A.O. Smith Corp.	1,025
87	Masco Corp.	941
59	Owens Corning (a)	1,771
		3,737
	Commercial Services & Supplies — 0.6%
69	Deluxe Corp.	1,303
60	R.R. Donnelley & Sons Co.	974
27	United Stationers, Inc. (a)	1,469
		3,746
	Construction & Engineering — 1.0%
81	EMCOR Group, Inc. (a)	1,875
44	MasTec, Inc. (a)	411
60	Shaw Group, Inc. (The) (a)	2,067
37	URS Corp. (a)	1,468
		5,821
	Electrical Equipment — 1.5%
57	Belden, Inc.	1,249
46	EnerSys (a)	979
64	General Cable Corp. (a)	1,719
89	GrafTech International Ltd. (a)	1,301
33	Regal-Beloit Corp.	1,864
44	Thomas & Betts Corp. (a)	1,536
		8,648
	Industrial Conglomerates — 0.6%
47	General Electric Co.	678
99	Textron, Inc.	1,680
28	Tyco International Ltd., (Switzerland)	981
		3,339
	Machinery — 2.7%
69	ArvinMeritor, Inc. (a)	904
26	Briggs & Stratton Corp.	443
8	Crane Co.	240
9	Deere & Co.	507
15	Eaton Corp.	963
46	Graco, Inc.	1,310
34	Joy Global, Inc.	1,712
42	Navistar International Corp. (a)	2,083
4	Nordson Corp.	239
56	Oshkosh Corp. (a)	1,750
34	SPX Corp.	1,801

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
67	Timken Co.	1,742
32	Toro Co. (The)	1,566
		15,260
	Marine — 0.2%
32	Alexander & Baldwin, Inc.	955
	Road & Rail — 0.8%
125	Avis Budget Group, Inc. (a)	1,223
51	Con-way, Inc.	1,523
6	CSX Corp.	302
27	Norfolk Southern Corp.	1,415
		4,463
	Trading Companies & Distributors — 0.6%
54	Applied Industrial Technologies, Inc.	1,356
61	WESCO International, Inc. (a)	2,069
		3,425
	Total Industrials	65,569
	Information Technology — 13.6%
	Communications Equipment — 2.7%
175	Arris Group, Inc. (a)	1,787
77	Blue Coat Systems, Inc. (a)	1,566
40	CommScope, Inc. (a)	961
50	Comtech Telecommunications Corp. (a)	1,484
20	F5 Networks, Inc. (a)	1,378
44	Harris Corp.	1,829
57	InterDigital, Inc. (a)	1,412
293	Motorola, Inc. (a)	1,910
52	Plantronics, Inc.	1,492
219	Tellabs, Inc.	1,399
		15,218
	Computers & Peripherals — 1.3%
37	Diebold, Inc.	1,010
53	Lexmark International, Inc., Class A (a)	1,762
22	SanDisk Corp. (a)	943
140	Seagate Technology, (Cayman Islands) (a)	1,822
60	Western Digital Corp. (a)	1,814
		7,351
	Electronic Equipment, Instruments & Components — 1.9%
79	Arrow Electronics, Inc. (a)	1,772
59	Avnet, Inc. (a)	1,433
116	Celestica, Inc., (Canada) (a)	938
110	Corning, Inc.	1,776
164	Flextronics International Ltd., (Singapore) (a)	920
43	Tech Data Corp. (a)	1,518
38	Tyco Electronics Ltd., (Switzerland)	952
239	Vishay Intertechnology, Inc. (a)	1,847
		11,156
	Internet Software & Services — 0.5%
31	EarthLink, Inc.	248
34	GSI Commerce, Inc. (a)	978
83	IAC/InterActiveCorp. (a)	1,826
		3,052
	IT Services — 2.1%
47	Accenture plc, (Ireland), Class A	1,822
22	Alliance Data Systems Corp. (a)	1,299
14	Amdocs Ltd., (United Kingdom) (a)	378
91	Broadridge Financial Solutions, Inc.	1,730
20	CACI International, Inc., Class A (a)	867
22	Computer Sciences Corp.	976
101	Convergys Corp. (a)	990
26	Lender Processing Services, Inc.	825
82	Unisys Corp. (a)	1,512
92	VeriFone Systems, Inc. (a)	1,744
		12,143
	Office Electronics — 0.2%
118	Xerox Corp.	950
	Semiconductors & Semiconductor Equipment — 3.7%
236	Advanced Micro Devices, Inc. (a)	1,730
309	Amkor Technology, Inc. (a)	1,701
47	Atheros Communications, Inc. (a)	1,287
215	Fairchild Semiconductor International, Inc. (a)	1,808
82	Integrated Device Technology, Inc. (a)	407
56	Intersil Corp., Class A	681
52	KLA-Tencor Corp.	1,456
35	Lam Research Corp. (a)	1,319
221	Micron Technology, Inc. (a)	1,878
136	National Semiconductor Corp.	1,831
64	Novellus Systems, Inc. (a)	1,617
155	ON Semiconductor Corp. (a)	987
443	RF Micro Devices, Inc. (a)	1,734
78	SunPower Corp., Class A (a)	942

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
180	Teradyne, Inc. (a)	1,752
36	TriQuint Semiconductor, Inc. (a)	218
		21,348
	Software — 1.2%
187	Activision Blizzard, Inc.	1,960
45	AsiaInfo Holdings, Inc., (China) (a)	979
53	CA, Inc.	977
165	Cadence Design Systems, Inc. (a)	957
69	Quest Software, Inc. (a)	1,236
72	Symantec Corp. (a)	994
		7,103
	Total Information Technology	78,321
	Materials — 6.2%
	Chemicals — 3.3%
37	Ashland, Inc.	1,723
39	Cabot Corp.	941
53	Celanese Corp., Class A	1,311
28	CF Industries Holdings, Inc.	1,794
45	Cytec Industries, Inc.	1,794
12	Eastman Chemical Co.	662
114	Huntsman Corp.	986
23	Lubrizol Corp.	1,876
88	Nalco Holding Co.	1,802
20	NewMarket Corp.	1,773
60	OM Group, Inc. (a)	1,432
43	Rockwood Holdings, Inc. (a)	967
136	Solutia, Inc. (a)	1,776
		18,837
	Containers & Packaging — 0.7%
37	Owens-Illinois, Inc. (a)	966
37	Rock-Tenn Co., Class A	1,829
71	Sealed Air Corp.	1,409
		4,204
	Metals & Mining — 1.9%
34	Cliffs Natural Resources, Inc.	1,599
29	Freeport-McMoRan Copper & Gold, Inc.	1,698
11	Newmont Mining Corp.	687
36	Reliance Steel & Aluminum Co.	1,303
44	Schnitzer Steel Industries, Inc., Class A	1,741
65	Southern Copper Corp.	1,714
73	Steel Dynamics, Inc.	968
78	Worthington Industries, Inc.	1,009
		10,719
	Paper & Forest Products — 0.3%
36	Domtar Corp., (Canada)	1,791
11	International Paper Co.	244
		2,035
	Total Materials	35,795
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.6%
195	Frontier Communications Corp.	1,388
962	Level 3 Communications, Inc. (a)	1,048
29	Verizon Communications, Inc.	808
		3,244
	Wireless Telecommunication Services — 0.7%
123	MetroPCS Communications, Inc. (a)	1,005
53	NII Holdings, Inc. (a)	1,716
62	Syniverse Holdings, Inc. (a)	1,277
		3,998
	Total Telecommunication Services	7,242
	Utilities — 4.5%
	Electric Utilities — 1.5%
58	Edison International	1,855
36	Exelon Corp.	1,380
34	FirstEnergy Corp.	1,191
89	PNM Resources, Inc.	999
77	PPL Corp.	1,913
34	UniSource Energy Corp.	1,019
		8,357
	Gas Utilities — 1.0%
50	Atmos Energy Corp.	1,352
42	Energen Corp.	1,860
42	Oneok, Inc.	1,828
39	UGI Corp.	1,000
		6,040
	Independent Power Producers & Energy Traders — 1.0%
194	AES Corp. (The) (a)	1,791
63	Constellation Energy Group, Inc.	2,026
85	NRG Energy, Inc. (a)	1,812
		5,629
	Multi-Utilities — 1.0%
68	Ameren Corp.	1,622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Multi-Utilities — Continued
129	CMS Energy Corp.	1,888
22	DTE Energy Co.	1,013
26	MDU Resources Group, Inc.	474
69	NiSource, Inc.	1,005
		6,002
	Total Utilities	26,028
	Total Common Stocks (Cost $474,689)	490,723
Short-Term Investment — 14.9%
	Investment Company — 14.9%
86,021	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.140% (b) (l) (Cost $86,021)	86,021
	Total Investments — 100.2% (Cost $560,710)	576,744
	Liabilities in Excess of Other Assets — (0.2)%	(1,197)
	NET ASSETS — 100.0%	$575,547
Short Positions — 85.5%
	Common Stocks — 85.5%
	Consumer Discretionary — 11.3%
	Auto Components — 0.2%
77	Gentex Corp.	1,383
	Automobiles — 0.2%
47	Thor Industries, Inc.	1,124
	Distributors — 0.1%
46	LKQ Corp. (a)	884
	Diversified Consumer Services — 0.5%
64	Regis Corp.	998
171	Service Corp. International	1,263
2	Strayer Education, Inc.	371
		2,632
	Hotels, Restaurants & Leisure — 3.0%
79	Burger King Holdings, Inc.	1,333
32	Carnival Corp.	959
9	Chipotle Mexican Grill, Inc. (a)	1,210
5	Choice Hotels International, Inc.	158
56	Gaylord Entertainment Co. (a)	1,232
20	McDonald’s Corp.	1,307
161	MGM Resorts International (a)	1,556
156	Orient-Express Hotels Ltd., (Bermuda), Class A (a)	1,154
74	Royal Caribbean Cruises Ltd. (a)	1,674
55	Scientific Games Corp., Class A (a)	509
43	Vail Resorts, Inc. (a)	1,510
52	WMS Industries, Inc. (a)	2,037
61	Yum! Brands, Inc.	2,381
		17,020
	Household Durables — 1.0%
15	Lennar Corp., Class A	215
66	MDC Holdings, Inc.	1,788
2	NVR, Inc. (a)	1,336
26	Stanley Black & Decker, Inc.	1,303
78	Toll Brothers, Inc. (a)	1,278
		5,920
	Internet & Catalog Retail — 0.3%
10	priceline.com, Inc. (a)	1,710
	Leisure Equipment & Products — 0.2%
86	Brunswick Corp.	1,064
	Media — 1.8%
61	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	1,206
63	DreamWorks Animation SKG, Inc., Class A (a)	1,785
52	Lamar Advertising Co., Class A (a)	1,270
168	Live Nation Entertainment, Inc. (a)	1,760
38	Meredith Corp.	1,192
24	Scripps Networks Interactive, Inc., Class A	963
40	Viacom, Inc., Class B	1,257
23	Walt Disney Co. (The)	725
		10,158
	Multiline Retail — 0.2%
165	Saks, Inc. (a)	1,254
	Specialty Retail — 3.3%
27	Abercrombie & Fitch Co., Class A	828
87	CarMax, Inc. (a)	1,724
17	Children’s Place Retail Stores, Inc. (The) (a)	728
51	Dick’s Sporting Goods, Inc. (a)	1,268
52	hhgregg, Inc. (a)	1,222
34	Home Depot, Inc.	960
48	Lowe’s Cos., Inc.	989
53	Men’s Wearhouse, Inc. (The)	970
406	Office Depot, Inc. (a)	1,641
51	O’Reilly Automotive, Inc. (a)	2,418
63	RadioShack Corp.	1,232
39	Sally Beauty Holdings, Inc. (a)	319
73	Staples, Inc.	1,394

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Specialty Retail — Continued
107	Talbots, Inc. (a)	1,102
23	Tractor Supply Co.	1,420
29	Urban Outfitters, Inc. (a)	985
		19,200
	Textiles, Apparel & Luxury Goods — 0.5%
15	Nike, Inc., Class B	995
56	Under Armour, Inc., Class A (a)	1,842
		2,837
	Total Consumer Discretionary	65,186
	Consumer Staples — 5.8%
	Beverages — 1.1%
23	Brown-Forman Corp., Class B	1,318
38	Coca-Cola Co. (The)	1,892
34	Hansen Natural Corp. (a)	1,322
31	PepsiCo, Inc.	1,865
		6,397
	Food & Staples Retailing — 1.7%
49	BJ’s Wholesale Club, Inc. (a)	1,831
31	Costco Wholesale Corp.	1,719
1,330	Rite Aid Corp. (a)	1,303
54	Ruddick Corp.	1,677
50	Walgreen Co.	1,332
46	Whole Foods Market, Inc. (a)	1,671
		9,533
	Food Products — 1.9%
36	Bunge Ltd.	1,750
42	Flowers Foods, Inc.	1,033
69	Green Mountain Coffee Roasters, Inc. (a)	1,777
63	Kraft Foods, Inc., Class A	1,775
27	McCormick & Co., Inc. (Non-Voting)	1,006
35	Mead Johnson Nutrition Co.	1,764
36	TreeHouse Foods, Inc. (a)	1,634
		10,739
	Household Products — 0.8%
33	Church & Dwight Co., Inc.	2,045
29	Clorox Co.	1,822
13	Colgate-Palmolive Co.	1,030
		4,897
	Personal Products — 0.3%
69	Alberto-Culver Co.	1,856
	Total Consumer Staples	33,422
	Energy — 7.9%
	Energy Equipment & Services — 2.0%
44	Bristow Group, Inc. (a)	1,294
11	CARBO Ceramics, Inc.	770
160	Helix Energy Solutions Group, Inc. (a)	1,725
181	Key Energy Services, Inc. (a)	1,664
12	Lufkin Industries, Inc.	450
136	Patterson-UTI Energy, Inc.	1,756
59	Pride International, Inc. (a)	1,315
18	Schlumberger Ltd.	982
128	Weatherford International Ltd., (Switzerland) (a)	1,676
		11,632
	Oil, Gas & Consumable Fuels — 5.9%
38	Alpha Natural Resources, Inc. (a)	1,293
82	Arch Coal, Inc.	1,631
63	Atlas Energy, Inc. (a)	1,693
59	Brigham Exploration Co. (a)	902
116	Clean Energy Fuels Corp. (a)	1,740
33	Comstock Resources, Inc. (a)	915
113	Denbury Resources, Inc. (a)	1,661
20	EOG Resources, Inc.	1,968
88	EXCO Resources, Inc.	1,292
21	Exxon Mobil Corp.	1,202
93	Frontier Oil Corp.	1,248
152	McMoRan Exploration Co. (a)	1,684
63	Nordic American Tanker Shipping, (Bermuda)	1,779
41	Overseas Shipholding Group, Inc.	1,522
95	Patriot Coal Corp. (a)	1,114
78	Petrohawk Energy Corp. (a)	1,325
62	Plains Exploration & Production Co. (a)	1,277
30	Range Resources Corp.	1,205
165	SandRidge Energy, Inc. (a)	959
43	Southwestern Energy Co. (a)	1,653
112	Spectra Energy Corp.	2,256
57	Teekay Corp., (Canada)	1,502
148	Tesoro Corp.	1,723
		33,544
	Total Energy	45,176
	Financials — 12.4%
	Capital Markets — 2.5%
124	Charles Schwab Corp. (The)	1,765
143	E*Trade Financial Corp. (a)	1,687
30	Greenhill & Co., Inc.	1,830
89	Invesco Ltd.	1,500
191	Janus Capital Group, Inc.	1,699

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — Continued
51	Legg Mason, Inc.	1,418
86	optionsXpress Holdings, Inc. (a)	1,352
28	Stifel Financial Corp. (a)	1,225
25	T. Rowe Price Group, Inc.	1,131
63	TD AMERITRADE Holding Corp. (a)	963
		14,570
	Commercial Banks — 4.3%
142	Associated Banc-Corp.	1,742
63	BancorpSouth, Inc.	1,121
365	CapitalSource, Inc.	1,736
15	Comerica, Inc.	540
158	First Horizon National Corp. (a)	1,812
89	First Midwest Bancorp, Inc.	1,081
96	Glacier Bancorp, Inc.	1,408
20	Iberiabank Corp.	1,054
281	KeyCorp	2,162
235	Marshall & Ilsley Corp.	1,686
192	Regions Financial Corp.	1,265
664	Synovus Financial Corp.	1,687
43	U.S. Bancorp	950
120	Umpqua Holdings Corp.	1,376
68	Webster Financial Corp.	1,229
6	Westamerica Bancorp	293
134	Whitney Holding Corp.	1,241
117	Wilmington Trust Corp.	1,296
56	Zions Bancorp	1,216
		24,895
	Diversified Financial Services — 0.6%
3	CME Group, Inc.	968
9	IntercontinentalExchange, Inc. (a)	987
46	MSCI, Inc., Class A (a)	1,265
		3,220
	Insurance — 2.4%
13	AON Corp.	488
40	Arthur J. Gallagher & Co.	972
52	Brown & Brown, Inc.	999
68	Cincinnati Financial Corp.	1,758
5	Markel Corp. (a)	1,739
80	Marsh & McLennan Cos., Inc.	1,804
297	MBIA, Inc. (a)	1,667
145	Old Republic International Corp.	1,758
1	Reinsurance Group of America, Inc.	58
27	Transatlantic Holdings, Inc.	1,306
4	White Mountains Insurance Group Ltd.	1,281
		13,830
	Real Estate Investment Trusts (REITs) — 0.8%
48	Apartment Investment & Management Co., Class A	922
8	Boston Properties, Inc.	542
15	BRE Properties, Inc.	570
41	Developers Diversified Realty Corp.	409
18	Home Properties, Inc.	828
17	Kilroy Realty Corp.	518
22	Macerich Co. (The)	819
		4,608
	Real Estate Management & Development — 0.1%
38	Brookfield Properties Corp.	530
	Thrifts & Mortgage Finance — 1.7%
79	First Niagara Financial Group, Inc.	990
232	MGIC Investment Corp. (a)	1,598
125	Ocwen Financial Corp. (a)	1,269
133	People’s United Financial, Inc.	1,792
166	Radian Group, Inc.	1,200
105	TFS Financial Corp.	1,307
79	Washington Federal, Inc.	1,276
		9,432
	Total Financials	71,085
	Health Care — 9.0%
	Biotechnology — 1.0%
30	Acorda Therapeutics, Inc. (a)	947
51	Alkermes, Inc. (a)	639
39	Cepheid, Inc. (a)	619
28	Dendreon Corp. (a)	892
19	Genzyme Corp. (a)	981
142	Savient Pharmaceuticals, Inc. (a)	1,793
		5,871
	Health Care Equipment & Supplies — 2.6%
9	Baxter International, Inc.	384
31	Beckman Coulter, Inc.	1,860
304	Boston Scientific Corp. (a)	1,765
60	DENTSPLY International, Inc.	1,796
25	Edwards Lifesciences Corp. (a)	1,374
5	Haemonetics Corp. (a)	281
20	IDEXX Laboratories, Inc. (a)	1,211
61	Masimo Corp.	1,463
31	NuVasive, Inc. (a)	1,099

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Health Care Equipment & Supplies — Continued
16		ResMed, Inc. (a)	966
57		Volcano Corp. (a)	1,243
38		West Pharmaceutical Services, Inc.	1,400
			14,842
		Health Care Providers & Services — 2.5%
95		Brookdale Senior Living, Inc. (a)	1,425
71		Centene Corp. (a)	1,523
78		Coventry Health Care, Inc. (a)	1,385
35		HMS Holdings Corp. (a)	1,910
30		Magellan Health Services, Inc. (a)	1,072
32		Mednax, Inc. (a)	1,778
15		Owens & Minor, Inc.	412
35		Patterson Cos., Inc.	997
62		PSS World Medical, Inc. (a)	1,306
40		VCA Antech, Inc. (a)	996
69		WellCare Health Plans, Inc. (a)	1,632
			14,436
		Health Care Technology — 0.7%
57		athenahealth, Inc. (a)	1,501
43		MedAssets, Inc. (a)	997
28		Quality Systems, Inc.	1,620
			4,118
		Life Sciences Tools & Services — 1.0%
20		Covance, Inc. (a)	1,001
—	(h)	Furiex Pharmaceuticals, Inc. (a)	—	(h)
10		Illumina, Inc. (a)	427
13		Mettler-Toledo International, Inc., (Switzerland) (a)	1,437
40		Pharmaceutical Product Development, Inc.	1,005
26		Techne Corp.	1,483
			5,353
		Pharmaceuticals — 1.2%
65		Auxilium Pharmaceuticals, Inc. (a)	1,518
52		Merck & Co., Inc.	1,821
49		Salix Pharmaceuticals Ltd. (a)	1,922
44		Watson Pharmaceuticals, Inc. (a)	1,772
			7,033
		Total Health Care	51,653
		Industrials — 12.5%
		Aerospace & Defense — 2.1%
69		BE Aerospace, Inc. (a)	1,746
25		Curtiss-Wright Corp.	736
27		Goodrich Corp.	1,798
79		Hexcel Corp. (a)	1,229
18		Precision Castparts Corp.	1,860
18		Rockwell Collins, Inc.	976
91		Spirit Aerosystems Holdings, Inc., Class A (a)	1,739
38		TransDigm Group, Inc.	1,940
			12,024
		Air Freight & Logistics — 0.2%
21		C.H. Robinson Worldwide, Inc.	1,175
		Airlines — 0.4%
12		Allegiant Travel Co.	512
230		AMR Corp. (a)	1,556
34		Southwest Airlines Co.	383
			2,451
		Building Products — 0.4%
34		Simpson Manufacturing Co., Inc.	826
132		USG Corp. (a)	1,597
			2,423
		Commercial Services & Supplies — 2.5%
55		Brink’s Co. (The)	1,052
28		Clean Harbors, Inc. (a)	1,853
14		Copart, Inc. (a)	504
47		Corrections Corp. of America (a)	891
59		GEO Group, Inc. (The) (a)	1,221
67		Herman Miller, Inc.	1,255
56		Iron Mountain, Inc.	1,261
60		Republic Services, Inc.	1,785
16		Stericycle, Inc. (a)	1,027
51		Waste Connections, Inc. (a)	1,796
51		Waste Management, Inc.	1,583
			14,228
		Construction & Engineering — 0.6%
53		Granite Construction, Inc.	1,247
94		Quanta Services, Inc. (a)	1,935
			3,182
		Electrical Equipment — 1.4%
37		Acuity Brands, Inc.	1,337
67		American Superconductor Corp. (a)	1,798
45		AMETEK, Inc.	1,809
6		Emerson Electric Co.	262
32		Roper Industries, Inc.	1,795
45		Woodward Governor Co.	1,136
			8,137

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — 2.5%
35	Bucyrus International, Inc.	1,659
28	CLARCOR, Inc.	1,004
37	Danaher Corp.	1,361
20	Donaldson Co., Inc.	853
54	Harsco Corp.	1,260
136	Manitowoc Co., Inc. (The)	1,246
18	Middleby Corp. (a)	976
57	PACCAR, Inc.	2,265
28	Pall Corp.	975
89	Terex Corp. (a)	1,668
25	Wabtec Corp.	1,000
		14,267
	Professional Services — 0.9%
5	Dun & Bradstreet Corp.	366
48	Equifax, Inc.	1,355
18	IHS, Inc., Class A (a)	1,052
53	Robert Half International, Inc.	1,258
33	Towers Watson & Co., Class A	1,287
		5,318
	Road & Rail — 1.1%
27	Genesee & Wyoming, Inc., Class A (a)	1,006
97	Heartland Express, Inc.	1,406
186	Hertz Global Holdings, Inc. (a)	1,763
10	J.B. Hunt Transport Services, Inc.	339
49	Knight Transportation, Inc.	983
30	Old Dominion Freight Line, Inc. (a)	1,045
		6,542
	Trading Companies & Distributors — 0.4%
20	Fastenal Co.	993
23	Watsco, Inc.	1,306
		2,299
	Total Industrials	72,046
	Information Technology — 14.6%
	Communications Equipment — 1.5%
37	ADTRAN, Inc.	1,017
132	Aruba Networks, Inc. (a)	1,878
346	Brocade Communications Systems, Inc. (a)	1,787
29	Juniper Networks, Inc. (a)	669
9	Polycom, Inc. (a)	258
36	Research In Motion Ltd., (Canada) (a)	1,754
39	ViaSat, Inc. (a)	1,272
		8,635
	Computers & Peripherals — 0.6%
4	Apple, Inc. (a)	974
97	EMC Corp. (a)	1,769
26	NetApp, Inc. (a)	970
		3,713
	Electronic Equipment, Instruments & Components — 1.2%
48	Amphenol Corp., Class A	1,870
29	Dolby Laboratories, Inc., Class A (a)	1,840
57	FLIR Systems, Inc. (a)	1,671
46	Plexus Corp. (a)	1,218
		6,599
	Internet Software & Services — 1.9%
89	eBay, Inc. (a)	1,741
3	Google, Inc., Class A (a)	1,355
55	j2 Global Communications, Inc. (a)	1,210
145	Monster Worldwide, Inc. (a)	1,686
97	Rackspace Hosting, Inc. (a)	1,774
27	VistaPrint N.V., (Bermuda) (a)	1,283
119	Yahoo!, Inc. (a)	1,641
		10,690
	IT Services — 2.4%
89	Acxiom Corp. (a)	1,302
19	Automatic Data Processing, Inc.	759
35	Cognizant Technology Solutions Corp., Class A (a)	1,771
68	Fidelity National Information Services, Inc.	1,811
76	Gartner, Inc. (a)	1,760
8	International Business Machines Corp.	1,004
70	Paychex, Inc.	1,822
179	Sapient Corp.	1,818
3	Visa, Inc., Class A	191
43	Wright Express Corp. (a)	1,274
		13,512
	Semiconductors & Semiconductor Equipment — 3.2%
41	Altera Corp.	1,005
367	Atmel Corp. (a)	1,761
30	Cavium Networks, Inc. (a)	790
30	Cree, Inc. (a)	1,774
38	Hittite Microwave Corp. (a)	1,717
67	International Rectifier Corp. (a)	1,239
57	Linear Technology Corp.	1,578
174	MEMC Electronic Materials, Inc. (a)	1,724
23	Microchip Technology, Inc.	630

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — Continued
79	NetLogic Microsystems, Inc. (a)	2,146
140	PMC-Sierra, Inc. (a)	1,056
29	Semtech Corp. (a)	477
24	Silicon Laboratories, Inc. (a)	967
101	Skyworks Solutions, Inc. (a)	1,691
		18,555
	Software — 3.8%
35	Adobe Systems, Inc. (a)	915
21	Blackboard, Inc. (a)	798
42	Citrix Systems, Inc. (a)	1,779
42	Concur Technologies, Inc. (a)	1,787
20	FactSet Research Systems, Inc.	1,343
77	Informatica Corp. (a)	1,832
57	JDA Software Group, Inc. (a)	1,247
86	Nuance Communications, Inc. (a)	1,289
80	Parametric Technology Corp. (a)	1,254
49	Red Hat, Inc. (a)	1,431
49	Rovi Corp. (a)	1,848
75	SolarWinds, Inc. (a)	1,202
64	SuccessFactors, Inc. (a)	1,338
52	Taleo Corp., Class A (a)	1,263
251	TiVo, Inc. (a)	1,855
15	VMware, Inc., Class A (a)	950
		22,131
	Total Information Technology	83,835
	Materials — 5.6%
	Chemicals — 2.0%
11	Air Products & Chemicals, Inc.	705
20	Dow Chemical Co. (The)	484
38	Ecolab, Inc.	1,716
27	FMC Corp.	1,564
69	Intrepid Potash, Inc. (a)	1,341
32	Monsanto Co.	1,471
33	Mosaic Co. (The)	1,285
23	Praxair, Inc.	1,755
55	Sensient Technologies Corp.	1,418
		11,739
	Construction Materials — 1.2%
65	Eagle Materials, Inc.	1,694
26	Martin Marietta Materials, Inc.	2,163
46	Texas Industries, Inc.	1,364
39	Vulcan Materials Co.	1,720
		6,941
	Containers & Packaging — 1.0%
42	Bemis Co., Inc.	1,134
8	Greif, Inc., Class A	420
46	Packaging Corp. of America	1,019
69	Pactiv Corp. (a)	1,912
60	Temple-Inland, Inc.	1,230
		5,715
	Metals & Mining — 0.9%
31	Allegheny Technologies, Inc.	1,359
46	Allied Nevada Gold Corp. (a)	908
14	Compass Minerals International, Inc.	959
32	Royal Gold, Inc.	1,534
12	United States Steel Corp.	461
		5,221
	Paper & Forest Products — 0.5%
21	Schweitzer-Mauduit International, Inc.	1,035
53	Weyerhaeuser Co.	1,858
		2,893
	Total Materials	32,509
	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.6%
30	AboveNet, Inc. (a)	1,419
55	CenturyLink, Inc.	1,825
		3,244
	Wireless Telecommunication Services — 0.8%
55	American Tower Corp., Class A (a)	2,447
49	Leap Wireless International, Inc. (a)	631
13	SBA Communications Corp., Class A (a)	458
43	Telephone & Data Systems, Inc.	1,296
		4,832
	Total Telecommunication Services	8,076
	Utilities — 5.0%
	Electric Utilities — 1.5%
32	American Electric Power Co., Inc.	1,041
39	Cleco Corp.	1,037
34	Hawaiian Electric Industries, Inc.	785
21	NextEra Energy, Inc.	1,023
88	Northeast Utilities	2,250
98	Pepco Holdings, Inc.	1,541

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — Continued
31	Southern Co.	1,033
		8,710
	Gas Utilities — 0.9%
59	EQT Corp.	2,138
23	National Fuel Gas Co.	1,059
14	New Jersey Resources Corp.	477
37	South Jersey Industries, Inc.	1,581
		5,255
	Independent Power Producers & Energy Traders — 0.7%
78	Calpine Corp. (a)	987
52	Ormat Technologies, Inc.	1,467
374	RRI Energy, Inc. (a)	1,416
		3,870
	Multi-Utilities — 1.8%
50	Alliant Energy Corp.	1,600
38	Consolidated Edison, Inc.	1,635
47	Dominion Resources, Inc.	1,826
49	NSTAR	1,715
4	Sempra Energy	177
62	Vectren Corp.	1,466
38	Wisconsin Energy Corp.	1,935
		10,354
	Water Utilities — 0.1%
43	Aqua America, Inc.	754
	Total Utilities	28,943
	Total Common Stocks (Cost $550,498)	491,931
NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)
	Total Short Positions (Proceeds $550,498)	$491,931

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
		Consumer Discretionary — 14.1%
		Distributors — 1.2%
146		Genuine Parts Co.	5,760
		Hotels, Restaurants & Leisure — 0.5%
221		Monarch Casino & Resort, Inc. (a)	2,243
		Household Durables — 0.9%
115		Fortune Brands, Inc.	4,509
		Internet & Catalog Retail — 1.0%
256		Expedia, Inc.	4,815
		Media — 3.7%
239		AH Belo Corp., Class A (a)	1,585
245		Belo Corp., Class A (a)	1,394
66		Cablevision Systems Corp., Class A	1,578
198		Clear Channel Outdoor Holdings, Inc., Class A (a)	1,722
170		Entercom Communications Corp., Class A (a)	1,498
425		Gannett Co., Inc.	5,719
200		LIN TV Corp., Class A (a)	1,082
9		Washington Post Co. (The), Class B	3,612
			18,190
		Multiline Retail — 1.1%
82		Sears Holdings Corp. (a)	5,288
		Specialty Retail — 5.7%
43		AutoZone, Inc. (a)	8,212
64		Bed Bath & Beyond, Inc. (a)	2,373
534		Gap, Inc. (The)	10,388
144		Home Depot, Inc.	4,039
69		TJX Cos., Inc.	2,878
			27,890
		Total Consumer Discretionary	68,695
		Consumer Staples — 6.0%
		Beverages — 0.9%
66		Diageo plc, (United Kingdom), ADR	4,147
		Food & Staples Retailing — 2.1%
203		Walgreen Co.	5,420
103		Wal-Mart Stores, Inc.	4,942
			10,362
		Food Products — 2.4%
173		JM Smucker Co. (The)	10,424
38		McCormick & Co., Inc. (Non-Voting)	1,446
			11,870
		Tobacco — 0.6%
149		Altria Group, Inc.	2,990
		Total Consumer Staples	29,369
		Energy — 16.1%
		Energy Equipment & Services — 1.1%
183		RPC, Inc.	2,498
39		SEACOR Holdings, Inc. (a)	2,770
			5,268
		Oil, Gas & Consumable Fuels — 15.0%
270		Devon Energy Corp.	16,448
270		El Paso Corp.	2,999
160		Energy Transfer Equity LP	5,413
161		Enterprise GP Holdings LP	7,641
208		Exxon Mobil Corp.	11,871
63		Kinder Morgan Management LLC (a)	3,578
222		NuStar GP Holdings LLC	6,816
382		Teekay Corp., (Canada)	9,986
455		Williams Cos., Inc. (The)	8,325
			73,077
		Total Energy	78,345
		Financials — 33.5%
		Capital Markets — 2.9%
101		Ameriprise Financial, Inc.	3,660
358		Charles Schwab Corp. (The)	5,072
190		W.P. Carey & Co. LLC	5,252
			13,984
		Commercial Banks — 6.4%
40		BB&T Corp.	1,052
28		M&T Bank Corp.	2,353
120		SunTrust Banks, Inc.	2,791
216		U.S. Bancorp	4,828
229		United Community Banks, Inc. (a)	903
700		Wells Fargo & Co.	17,920
125		Wilmington Trust Corp.	1,383
			31,230
		Consumer Finance — 1.1%
132		Capital One Financial Corp.	5,320
		Diversified Financial Services — 1.8%
374		Bank of America Corp.	5,372
908		Citigroup, Inc. (a)	3,415
			8,787
		Insurance — 14.8%
91		AON Corp.	3,374
100		Assurant, Inc.	3,460
—	(h)	Berkshire Hathaway, Inc., Class A (a)	4,560
207		Cincinnati Financial Corp.	5,365
145		Genworth Financial, Inc., Class A (a)	1,895

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
570	Loews Corp.	18,987
153	MetLife, Inc.	5,770
571	Old Republic International Corp.	6,921
177	OneBeacon Insurance Group Ltd., Class A	2,533
101	ProAssurance Corp. (a)	5,750
60	Symetra Financial Corp.	720
154	Transatlantic Holdings, Inc.	7,386
199	W.R. Berkley Corp.	5,260
		71,981
	Real Estate Investment Trusts (REITs) — 5.1%
204	Agree Realty Corp.	4,760
271	Annaly Capital Management, Inc.	4,648
385	Cousins Properties, Inc.	2,597
155	Excel Trust, Inc. (a)	1,855
163	Getty Realty Corp.	3,653
115	National Health Investors, Inc.	4,451
82	Regency Centers Corp.	2,821
		24,785
	Real Estate Management & Development — 1.4%
226	Brookfield Asset Management, Inc., (Canada), Class A	5,114
105	Brookfield Properties Corp.	1,467
		6,581
	Total Financials	162,668
	Health Care — 10.2%
	Health Care Equipment & Supplies — 1.4%
98	Becton, Dickinson & Co.	6,627
	Health Care Providers & Services — 3.9%
229	AmerisourceBergen Corp.	7,265
42	Humana, Inc. (a)	1,895
122	Lincare Holdings, Inc. (a)	3,974
177	National Healthcare Corp.	6,093
		19,227
	Pharmaceuticals — 4.9%
172	Bristol-Myers Squibb Co.	4,299
85	Johnson & Johnson	5,044
288	Merck & Co., Inc.	10,082
301	Pfizer, Inc.	4,294
		23,719
	Total Health Care	49,573
	Industrials — 2.3%
	Electrical Equipment — 0.8%
108	Baldor Electric Co.	3,886
	Industrial Conglomerates — 1.0%
134	Carlisle Cos., Inc.	4,845
	Machinery — 0.3%
41	Oshkosh Corp. (a)	1,290
	Trading Companies & Distributors — 0.2%
46	GATX Corp.	1,216
	Total Industrials	11,237
	Information Technology — 2.6%
	Communications Equipment — 0.5%
70	QUALCOMM, Inc.	2,299
	Electronic Equipment, Instruments & Components — 0.6%
123	Tyco Electronics Ltd., (Switzerland)	3,122
	Software — 1.5%
205	Microsoft Corp.	4,717
115	Synopsys, Inc. (a)	2,400
		7,117
	Total Information Technology	12,538
	Materials — 1.6%
	Chemicals — 1.0%
128	Albemarle Corp.	5,099
	Containers & Packaging — 0.6%
56	Rock-Tenn Co., Class A	2,776
	Total Materials	7,875
	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 2.8%
147	Alaska Communications Systems Group, Inc.	1,247
399	AT&T, Inc.	9,657
81	CenturyLink, Inc.	2,685
		13,589
	Wireless Telecommunication Services — 1.1%
199	Telephone & Data Systems, Inc.	5,281
	Total Telecommunication Services	18,870
	Utilities — 5.2%
	Electric Utilities — 1.7%
92	American Electric Power Co., Inc.	2,959
153	Southern Co.	5,095
		8,054
	Gas Utilities — 2.6%
83	Energen Corp.	3,666
210	Oneok, Inc.	9,082
		12,748

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — 0.9%
65	PG&E Corp.	2,659
37	Sempra Energy	1,727
		4,386
	Total Utilities	25,188
	Total Common Stocks (Cost $421,658)	464,358
	Investment Company — 1.2%
463	Cohen & Steers Select Utility Fund, Inc. (Cost $7,023)	5,855
Short-Term Investment — 3.8%
	Investment Company — 3.8%
18,267	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.120% (b) (l) (m) (Cost $18,267)	18,267
	Total Investments — 100.5% (Cost $446,948)	488,480
	Liabilities in Excess of Other Assets — (0.5)%	(2,494)
	NET ASSETS — 100.0%	$485,986

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2010

ADR—	American Depositary Receipt

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of June 30, 2010.

(m)—	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$798,909	$439,647		$1,266,248
Investments in affiliates, at value	171,482	97,174		56,191
Total investment securities, at value	970,391	536,821		1,322,439
Receivables:
Investment securities sold	5,104	10,310		17,912
Fund shares sold	4,595	2,493		2,111
Interest and dividends	534	457		593
Securities lending income	17	7		21
Total Assets	980,641	550,088		1,343,076

LIABILITIES:
Payables:
Due to affiliate (See Note 2.C.)	—	—		1,886
Due to custodian	2	—		—
Dividends	—	485		—
Investment securities purchased	1,455	549		2,341
Collateral for securities lending program	170,889	83,284		44,629
Fund shares redeemed	8,243	354		1,865
Accrued liabilities:
Investment advisory fees	465	255		737
Administration fees	67	20		106
Shareholder servicing fees	167	—	(a)	121
Distribution fees	33	—	(a)	153
Custodian and accounting fees	25	25		45
Trustees’ and Chief Compliance Officer’s fees	7	6		25
Other	163	173		926
Total Liabilities	181,516	85,151		52,834
Net Assets	$799,125	$464,937		$1,290,242

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$872,762	$483,419	$1,385,268
Accumulated net investment (loss) (distributions in excess of net investment income)	(13)	(190)	(82)
Accumulated net realized gains (losses)	(135,274)	(49,563)	(247,439)
Net unrealized appreciation (depreciation)	61,650	31,271	152,495
Total Net Assets	$799,125	$464,937	$1,290,242

Net ASSETS:
Class A	$101,814	$1,394	$560,054
Class B	3,070	—	20,893
Class C	12,811	65	23,389
Class R2	—	—	63
Class R5	76,767	—	—
Select Class	604,663	463,478	685,843
Total	$799,125	$464,937	$1,290,242

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,057	61	34,256
Class B	487	—	1,620
Class C	2,030	3	1,588
Class R2	—	—	4
Class R5	11,199	—	—
Select Class	88,477	20,180	39,267

Net Asset Value:
Class A — Redemption price per share	$6.76	$22.95	$16.35
Class B — Offering price per share(b)	6.31	—	12.90
Class C — Offering price per share(b)	6.31	22.93	14.73
Class R2 — Offering and redemption price per share	—	—	17.38
Class R5 — Offering and redemption price per share	6.86	—	—
Select Class — Offering and redemption price per share	6.83	22.97	17.47
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$7.13	$24.22	$17.26

Cost of investments in non-affiliates	$737,259	$408,376	$1,113,753
Cost of investments in affiliates	171,482	97,174	56,191
Value of securities on loan	165,050	80,741	42,802

(a)	Amount rounds to less than $1,000.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2010 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$5,005,289	$490,723	$470,213
Investments in affiliates, at value	247,830	86,021	18,267
Total investment securities, at value	5,253,119	576,744	488,480
Cash	1	4	—
Deposits at broker for securities sold short	—	495,259	—
Receivables:
Investment securities sold	—	119,337	515
Fund shares sold	7,502	668	1,858
Interest and dividends	8,002	382	1,217
Securities lending income	79	—	—
Total Assets	5,268,703	1,192,394	492,070

LIABILITIES:
Payables:
Securities sold short, at value	—	491,931	—
Dividends for securities sold short	—	345	—
Interest expense for securities sold short	—	84	—
Investment securities purchased	63,727	122,512	4,785
Collateral for securities lending program	85,595	—	—
Fund shares redeemed	25,296	1,196	645
Accrued liabilities:
Investment advisory fees	2,429	514	260
Administration fees	42	36	1
Shareholder servicing fees	667	10	70
Distribution fees	637	50	102
Custodian and accounting fees	129	29	16
Trustees’ and Chief Compliance Officer’s fees	15	7	2
Other	1,436	133	203
Total Liabilities	179,973	616,847	6,084
Net Assets	$5,088,730	$575,547	$485,986

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,427,848	$632,354	$532,615
Accumulated undistributed net investment income (net investment loss)	59,967	(37)	2,634
Accumulated net realized gains (losses)	(654,720)	(131,371)	(90,795)
Net unrealized appreciation (depreciation)	255,635	74,601	41,532
Total Net Assets	$5,088,730	$575,547	$485,986

Net Assets:
Class A	$1,705,572	$94,549	$150,081
Class B	96,966	7,849	—
Class C	309,513	39,610	108,165
Class R2	1,441	—	—
Institutional Class	1,913,930	—	156,531
Select Class	1,061,308	433,539	71,209
Total	$5,088,730	$575,547	$485,986

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	90,216	9,738	9,860
Class B	5,275	831	—
Class C	16,788	4,189	7,128
Class R2	77	—	—
Institutional Class	99,565	—	10,271
Select Class	55,654	44,292	4,664

Net Asset Value:
Class A — Redemption price per share	$18.91	$9.71	$15.22
Class B — Offering price per share(a)	18.38	9.44	—
Class C — Offering price per share(a)	18.44	9.46	15.17
Class R2 — Offering and redemption price per share	18.63	—	—
Institutional Class — Offering and redemption price per share	19.22	—	15.24
Select Class — Offering and redemption price per share	19.07	9.79	15.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.96	$10.25	$16.06

Cost of investments in non-affiliates	$4,749,654	$474,689	$428,681
Cost of investments in affiliates	247,830	86,021	18,267
Value of securities on loan	83,148	—	—
Proceeds from securities sold short	—	550,498	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2010

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,662		$4,925		$9,108
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	19		16		24
Income from securities lending (net)	382		109		507
Total investment income	7,063		5,050		9,639

EXPENSES:
Investment advisory fees	5,078		2,266		8,899
Administration fees	744		330		1,307
Distribution fees:
Class A	249		1		1,509
Class B	28		—		214
Class C	93		—	(a)	205
Class R2	—		—		—	(a)
Shareholder servicing fees:
Class A	249		1		1,509
Class B	9		—		71
Class C	31		—	(a)	69
Class R2	—		—		—	(a)
Class R5	33		—		—
Select Class	1,500		871		1,774
Custodian and accounting fees	61		51		93
Interest expense to affiliates	—		—		—	(a)
Professional fees	60		54		56
Trustees’ and Chief Compliance Officer’s fees	10		4		15
Printing and mailing costs	113		38		408
Registration and filing fees	66		91		302
Transfer agent fees	161		365		1,505
Other	62		12		7
Total expenses	8,547		4,084		17,943
Less amounts waived	(25)		(967)		(2,892)
Less earnings credits	—	(a)	—	(a)	—	(a)
Net expenses	8,522		3,117		15,051
Net investment income (loss)	(1,459)		1,933		(5,412)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	52,894		9,383		107,222
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	38,819		26,548		131,041
Net realized/unrealized gains (losses)	91,713		35,931		238,263
Change in net assets resulting from operations	$90,254		$37,864		$232,851

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$76	$—
Dividend income from non-affiliates	112,660		8,009	12,232
Interest income from affiliates	—	(a)	6	—
Dividend income from affiliates	209		71	21
Income from securities lending (net)	3,803		—	—
Total investment income	116,672		8,162	12,253

EXPENSES:
Investment advisory fees	33,390		7,844	2,880
Administration fees	4,901		601	422
Distribution fees:
Class A	4,558		212	372
Class B	855		77	—
Class C	2,503		384	848
Class R2	4		—	—
Shareholder servicing fees:
Class A	4,558		212	372
Class B	285		26	—
Class C	834		128	283
Class R2	2		—	—
Institutional Class	1,835		—	114
Select Class	2,575		1,203	167
Dividend expense on securities sold short	—		7,563	—
Interest expense on securities sold short	—		1,571	—
Custodian and accounting fees	260		82	34
Professional fees	51		54	48
Trustees’ and Chief Compliance Officer’s fees	54		7	4
Printing and mailing costs	1,137		89	108
Registration and filing fees	297		52	61
Transfer agent fees	5,652		291	343
Other	295		11	7
Total expenses	64,046		20,407	6,063
Less amounts waived	(9,877)		(2,663)	(726)
Less earnings credits	—	(a)	— (a)	— (a)
Net expenses	54,169		17,744	5,337
Net investment income (loss)	62,503		(9,582)	6,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,325		150,060	(10,567)
Securities sold short	—		(106,581)	—
Net realized gain (loss)	23,325		43,479	(10,567)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	936,527		(29,413)	96,114
Securities sold short	—		(33,879)	—
Change in net unrealized appreciation (depreciation)	936,527		(63,292)	96,114
Net realized/unrealized gains (losses)	959,852		(19,813)	85,547
Change in net assets resulting from operations	$1,022,355		$(29,395)	$92,463

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,459)	$(1,219)	$1,933	$1,629
Net realized gain (loss)	52,894	(150,688)	9,383	(56,735)
Change in net unrealized appreciation (depreciation)	38,819	2,343	26,548	(18,862)
Change in net assets resulting from operations	90,254	(149,564)	37,864	(73,968)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (b)
From net investment income	—	—	(1)	—
Class C (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(1,929)	(1,590)
From net realized gains	—	—	—	(10,014)
Total distributions to shareholders	—	—	(1,930)	(11,604)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	136,769	232,504	233,218	91,768

NET ASSETS:
Change in net assets	227,023	82,940	269,152	6,196
Beginning of period	572,102	489,162	195,785	189,589
End of period	$799,125	$572,102	$464,937	$195,785
Accumulated undistributed net investment (loss) (distributions in excess of net investment income)	$(13)	$(8)	$(190)	$(29)

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,412)	$(2,539)	$62,503	$79,248
Net realized gain (loss)	107,222	(159,090)	23,325	(639,753)
Change in net unrealized appreciation (depreciation)	131,041	(140,598)	936,527	(925,619)
Change in net assets resulting from operations	232,851	(302,227)	1,022,355	(1,486,124)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(34,001)
From net realized gains	—	(6,876)	—	(73,550)
Class B
From net investment income	—	—	—	(1,402)
From net realized gains	—	(1,071)	—	(4,622)
Class C
From net investment income	—	—	—	(4,278)
From net realized gains	—	(441)	—	(14,373)
Class R2 (a)
From net investment income	—	—	—	(7)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	—	—	(1,669)	(43,630)
From net realized gains	—	—	—	(49,874)
Select Class
From net investment income	—	—	(279)	(19,010)
From net realized gains	—	(7,330)	—	(25,899)
Ultra (b)
From net realized gains	—	(68)	—	—
Total distributions to shareholders	—	(15,786)	(1,948)	(270,648)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(149,860)	500,829	(131,054)	109,125

NET ASSETS:
Change in net assets	82,991	182,816	889,353	(1,647,647)
Beginning of period	1,207,251	1,024,435	4,199,377	5,847,024
End of period	$1,290,242	$1,207,251	$5,088,730	$4,199,377
Accumulated undistributed (distributions in excess of) net investment income (net investment loss)	$(82)	$(407)	$59,967	$1,770

(a)	Commencement of offering class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(b)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,582)	$(4,828)	$6,916	$7,242
Net realized gain (loss)	43,479	7,535	(10,567)	(81,109)
Change in net unrealized appreciation (depreciation)	(63,292)	(12,728)	96,114	(18,303)
Change in net assets resulting from operations	(29,395)	(10,021)	92,463	(92,170)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,905)	(2,024)
From net realized gains	—	—	—	(717)
Class C
From net investment income	—	—	(889)	(943)
From net realized gains	—	—	—	(700)
Institutional Class
From net investment income	—	—	(1,840)	(319)
From net realized gains	—	—	—	(84)
Select Class
From net investment income	—	—	(995)	(968)
From net realized gains	—	—	—	(282)
Total distributions to shareholders	—	—	(5,629)	(6,037)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(65,653)	(437,858)	66,865	26,571

NET ASSETS:
Change in net assets	(95,048)	(447,879)	153,699	(71,636)
Beginning of period	670,595	1,118,474	332,287	403,923
End of period	$575,547	$670,595	$485,986	$332,287
Accumulated undistributed net investment income (net investment loss)	$(37)	$(36)	$2,634	$3,310

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$55,364	$41,995	$1,597	$—
Dividends and distributions reinvested	—	—	1	—
Cost of shares redeemed	(36,207)	(20,695)	(95)	—
Change in net assets from Class A capital transactions	$19,157	$21,300	$1,503	$—
Class B
Proceeds from shares issued	$520	$1,247	$—	$—
Cost of shares redeemed	(1,277)	(985)	—	—
Change in net assets from Class B capital transactions	$(757)	$262	$—	$—
Class C (b)
Proceeds from shares issued	$5,617	$3,597	$66	$—
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	(3,392)	(4,724)	(3)	—
Change in net assets from Class C capital transactions	$2,225	$(1,127)	$63	$—
Class R5 (c)
Proceeds from shares issued	$27,290	$41,138	$—	$—
Cost of shares redeemed	(3,562)	—	—	—
Change in net assets from Class R5 capital transactions	$23,728	$41,138	$—	$—
Select Class
Proceeds from shares issued	$324,548	$354,513	$316,115	$195,594
Dividends and distributions reinvested	—	—	305	3,055
Cost of shares redeemed	(232,132)	(183,582)	(84,768)	(106,881)
Change in net assets from Select Class capital transactions	$92,416	$170,931	$231,652	$91,768

Total change in net assets from capital transactions	$136,769	$232,504	$233,218	$91,768

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010		Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A (b)
Issued	7,959	7,358	65		—
Reinvested	—	—	—	(a)	—
Redeemed	(5,122)	(3,807)	(4)		—
Change in Class A Shares	2,837	3,551	61		—
Class B
Issued	83	217	—		—
Redeemed	(196)	(183)	—		—
Change in Class B Shares	(113)	34	—		—
Class C (b)
Issued	868	660	3		—
Reinvested	—	—	—	(a)	—
Redeemed	(524)	(863)	—	(a)	—
Change in Class C Shares	344	(203)	3		—
Class R5 (c)
Issued	3,874	7,805	—		—
Redeemed	(480)	—	—		—
Change in Class R5 Shares	3,394	7,805	—		—
Select Class
Issued	46,815	59,900	13,451		9,225
Reinvested	—	—	13		177
Redeemed	(32,808)	(34,292)	(3,604)		(5,704)
Change in Select Class Shares	14,007	25,608	9,860		3,698

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

(c)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$103,096	$53,625	$286,766	$346,853
Net assets acquired in Fund reorganization (See Note 9)	—	290,993	—	81,146
Dividends and distributions reinvested	—	6,078	—	99,082
Cost of shares redeemed	(167,798)	(86,616)	(562,984)	(799,095)
Change in net assets from Class A capital transactions	$(64,702)	$264,080	$(276,218)	$(272,014)
Class B
Proceeds from shares issued	$1,165	$1,492	$1,155	$3,688
Net assets acquired in Fund reorganization (See Note 9)	—	7,214	—	13,609
Dividends and distributions reinvested	—	1,014	—	5,159
Cost of shares redeemed	(16,165)	(27,519)	(37,583)	(29,732)
Change in net assets from Class B capital transactions	$(15,000)	$(17,799)	$(36,428)	$(7,276)
Class C
Proceeds from shares issued	$2,193	$1,163	$24,188	$29,818
Net assets acquired in Fund reorganization (See Note 9)	—	12,398	—	7,123
Dividends and distributions reinvested	—	347	—	13,808
Cost of shares redeemed	(9,337)	(6,920)	(83,767)	(122,766)
Change in net assets from Class C capital transactions	$(7,144)	$6,988	$(59,579)	$(72,017)
Class R2 (b)
Proceeds from shares issued	$— (a)	$30	$2,331	$270
Net assets acquired in Fund reorganization (See Note 9)	—	53	—	—
Dividends and distributions reinvested	—	—	—	4
Cost of shares redeemed	(32)	—	(1,209)	(2)
Change in net assets from Class R2 capital transactions	$(32)	$83	$1,122	$272
Institutional Class
Proceeds from shares issued	$—	$—	$527,453	$592,979
Dividends and distributions reinvested	—	—	1,318	77,196
Cost of shares redeemed	—	—	(435,724)	(488,063)
Redemptions in-kind (See Note 10)	—	—	47,173	—
Change in net assets from Institutional Class capital transactions	$—	$—	$140,220	$182,112
Select Class
Proceeds from shares issued	$155,494	$137,158	$468,382	$532,900
Net assets acquired in Fund reorganization (See Note 9)	—	339,484	—	57,919
Dividends and distributions reinvested	—	1,881	167	20,726
Cost of shares redeemed	(218,476)	(228,484)	(368,720)	(333,497)
Change in net assets from Select Class capital transactions	$(62,982)	$250,039	$99,829	$278,048
Ultra (c)
Proceeds from shares issued	$—	$69	$—	$—
Cost of shares redeemed	—	(2,631)	—	—
Change in net assets from Ultra capital transactions	$—	$(2,562)	$—	$—

Total change in net assets from capital transactions	$(149,860)	$500,829	$(131,054)	$109,125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	6,323	3,776	15,310	21,642
Shares issued in connection with Fund reorganization (See Note 9)	—	21,346	—	5,361
Reinvested	—	522	—	6,737
Redeemed	(10,091)	(6,401)	(30,094)	(50,189)
Change in Class A Shares	(3,768)	19,243	(14,784)	(16,449)
Class B
Issued	93	137	66	234
Shares issued in connection with Fund reorganization (See Note 9)	—	667	—	920
Reinvested	—	110	—	360
Redeemed	(1,235)	(2,357)	(2,050)	(1,879)
Change in Class B Shares	(1,142)	(1,443)	(1,984)	(365)
Class C
Issued	146	93	1,313	1,964
Shares issued in connection with Fund reorganization (See Note 9)	—	1,004	—	480
Reinvested	— (a)	33	— (a)	961
Redeemed	(627)	(547)	(4,607)	(7,744)
Change in Class C Shares	(481)	583	(3,294)	(4,339)
Class R2 (b)
Issued	— (a)	2	121	20
Shares issued in connection with Fund reorganization (See Note 9)	—	4	—	—
Reinvested	—	—	—	— (a)
Redeemed	(2)	—	(64)	— (a)
Change in Class R2 Shares	(2)	6	57	20
Institutional Class
Issued	—	—	27,515	37,425
Reinvested	—	—	69	5,165
Redeemed	—	—	(22,644)	(29,975)
Redemptions in-kind (See Note 10)	—	—	2,355	—
Change in Institutional Class Shares	—	—	7,295	12,615
Select Class
Issued	8,781	9,845	25,058	33,997
Shares issued in connection with Fund reorganization (See Note 9)	—	23,389	—	3,801
Reinvested	—	152	9	1,397
Redeemed	(12,859)	(14,913)	(19,421)	(21,788)
Change in Select Class Shares	(4,078)	18,473	5,646	17,407
Ultra (c)
Issued	—	6	—	—
Redeemed	—	(187)	—	—
Change in Ultra Shares	—	(181)	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,504	$40,587	$72,764	$60,805
Dividends and distributions reinvested	—	—	1,731	2,351
Cost of shares redeemed	(33,398)	(49,700)	(67,947)	(61,146)
Change in net assets from Class A capital transactions	$31,106	$(9,113)	$6,548	$2,010
Class B
Proceeds from shares issued	$84	$848	$—	$—
Cost of shares redeemed	(4,436)	(4,281)	—	—
Change in net assets from Class B capital transactions	$(4,352)	$(3,433)	$—	$—
Class C
Proceeds from shares issued	$4,139	$5,635	$17,785	$14,753
Dividends and distributions reinvested	—	—	717	1,307
Cost of shares redeemed	(23,169)	(33,635)	(33,293)	(51,906)
Change in net assets from Class C capital transactions	$(19,030)	$(28,000)	$(14,791)	$(35,846)
Institutional Class
Proceeds from shares issued	$—	$—	$76,158	$59,553
Dividends and distributions reinvested	—	—	1,753	280
Cost of shares redeemed	—	—	(9,427)	(14,626)
Change in net assets from Institutional Class capital transactions	$—	$—	$68,484	$45,207
Select Class
Proceeds from shares issued	$153,988	$74,496	$28,225	$47,916
Dividends and distributions reinvested	—	—	411	533
Cost of shares redeemed	(227,365)	(471,808)	(22,012)	(33,249)
Change in net assets from Select Class capital transactions	$(73,377)	$(397,312)	$6,624	$15,200

Total change in net assets from capital transactions	$(65,653)	$(437,858)	$66,865	$26,571

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2010	Year Ended 6/30/2009	Year Ended 6/30/2010	Year Ended 6/30/2009
SHARE TRANSACTIONS:
Class A
Issued	6,429	4,007	4,748	5,134
Reinvested	—	—	114	216
Redeemed	(3,339)	(4,964)	(4,392)	(5,281)
Change in Class A Shares	3,090	(957)	470	69
Class B
Issued	8	86	—	—
Redeemed	(453)	(433)	—	—
Change in Class B Shares	(445)	(347)	—	—
Class C
Issued	423	571	1,153	1,212
Reinvested	—	—	47	120
Redeemed	(2,368)	(3,391)	(2,236)	(4,370)
Change in Class C Shares	(1,945)	(2,820)	(1,036)	(3,038)
Institutional Class
Issued	—	—	4,877	5,806
Reinvested	—	—	115	26
Redeemed	—	—	(619)	(1,146)
Change in Institutional Class Shares	—	—	4,373	4,686
Select Class
Issued	15,269	7,389	1,827	4,373
Reinvested	—	—	27	49
Redeemed	(22,446)	(46,864)	(1,427)	(3,181)
Change in Select Class Shares	(7,177)	(39,475)	427	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2010	$5.88	$(0.03	)(e)	$0.91	$0.88
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55
January 1, 2006 through June 30, 2006 (g)	6.35	(0.01	)(e)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61

Class B
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	)(e)	0.63	0.54

Class C
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42
May 1, 2006(i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)

Class R5
Year Ended June 30, 2010	5.93	—	(e)(h)	0.93	0.93
January 8, 2009 (i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56

Select Class
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56
May 1, 2006(i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$6.76	14.97%	$101,814	1.31%		(0.41)%	1.31%	102%
5.88	(27.76)	71,841	1.35		(0.48)	1.42	119
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140

6.31	14.52	3,070	1.81		(0.91)	1.81	102
5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140

6.31	14.31	12,811	1.81		(0.91)	1.81	102
5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

6.86	15.68	76,767	0.86		0.05	0.86	102
5.93	10.43	46,312	0.90		(0.08)	1.06	119

6.83	15.18	604,663	1.06		(0.16)	1.06	102
5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
November 2, 2009 (e) through June 30, 2010	$21.55	$0.05		$1.41	$1.46	$(0.06)	$—	$(0.06)

Class C
November 2, 2009 (e) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (f)	—	— (f)

Select Class
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (g)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$22.95	6.77%	$1,394	1.24%	0.30%	1.44%	56%

22.93	6.40	65	1.74	(0.23)	1.92	56

22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Year Ended June 30, 2010	$13.68	$(0.09	)(f)	$2.76		$2.67	$—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33	)(g)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)

Class B
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)

Class C
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)

Class R2
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94		2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)

(a)	Annualized for periods less than one year

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and the total return.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$16.35	19.52%		$560,054	1.24%	(0.53)%	1.42%	82%
13.68	(30.97	)(g)	520,201	1.24	(0.48)	1.56	96
20.46	(3.22	)(h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112

12.90	18.89		20,893	1.77	(1.07)	1.92	82
10.85	(31.35	)(g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	)(h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112

14.73	18.89		23,389	1.77	(1.06)	1.92	82
12.39	(31.38	)(g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	)(h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112

17.38	19.37		63	1.40	(0.69)	1.67	82
14.56	0.00		83	1.22	(0.31)	1.94	96

17.47	19.90		685,843	0.93	(0.22)	1.17	82
14.57	(30.74	)(g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	)(h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2010	$15.24	$0.19	(e)	$3.48	$3.67	$—	$—	$—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)

Class B
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)

Class C
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)

Class R2
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008(h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)

Select Class
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.91	24.08%	$1,705,572	1.23%	1.04%	1.40%	34%
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45

18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45

18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45

18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45

19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2010	$10.21	$(0.17	)(d)	$(0.33)	$(0.50)	$—	$—	$—	$—	$—
Year Ended June 30, 2009	10.23	(0.08	)(d)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(d)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(e)

Class B
Year Ended June 30, 2010	10.01	(0.23	)(d)	(0.34)	(0.57)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(d)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(d)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(e)

Class C
Year Ended June 30, 2010	10.02	(0.23	)(d)	(0.33)	(0.56)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(d)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(d)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(e)

Select Class
Year Ended June 30, 2010	10.27	(0.14	)(d)	(0.34)	(0.48)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(d)	0.05	— (e)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(d)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

(d)	Calculated based upon average shares outstanding.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
		Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)	Net expenses (excluding dividend and interest expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (c)	Portfolio turnover rate (including short sales) (c)

$ 9.71	(4.90)%	$94,549	2.94%	1.49%	(1.65)%	3.39%	1.94%	146%	348%
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—

9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—

9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—

9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2010	$12.01	$0.23	(e)	$3.17	$3.40	$(0.19)	$—	$(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.22	28.35%	$150,081	1.24%	1.52%	1.38%	45%
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/ Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$959,307	$11,084	$—	$970,391

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$536,821	$—	$—	$536,821

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$1,322,439	$—	$—	$1,322,439

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$5,253,119	$—	$—	$5,253,119

Multi-Cap Market Neutral Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$576,744	$—	$—	$576,744
Liabilities in Securities Sold Short ##	$491,931	$—	$—	$491,931

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$484,333	$4,147	$—	$488,480

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Schedule of Portfolio Investments (“SOI”). Level 2 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

##	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no significant transfers between Levels 1 and 2 during the year ended June 30, 2010.

B.  Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own, in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Portfolio Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of June 30, 2010, the Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

C.  Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the year ended June 30, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$274
Mid Cap Equity Fund	101
Mid Cap Growth Fund	41
Mid Cap Value Fund	224

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the Schedules of Portfolio Investments. At June 30, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Growth Advantage Fund	$165,050	$170,889	$170,889
Mid Cap Equity Fund	80,741	83,284	83,284
Mid Cap Growth Fund	42,802	44,629	46,515	*
Mid Cap Value Fund	83,148	85,595	85,595

*	Differences in the Cash Collateral posted by Borrower and the Total Value of Collateral Investments are attributable to certain cash collateral being posted by or remitted to borrowers after the collateral had been invested in the Prime Money Market Fund on June 30, 2010.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$144
Mid Cap Equity Fund	55
Mid Cap Growth Fund	24
Mid Cap Value Fund	110

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the year ended June 30, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$13
Mid Cap Value Fund	42

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(30,138)	$1,454	$28,684
Mid Cap Equity Fund	—	(164)	164
Mid Cap Growth Fund	(6,373)	5,737	636
Mid Cap Value Fund	(7,919)	(2,358)	10,277
Multi-Cap Market Neutral Fund	(9,406)	9,581	(175)
Value Advantage Fund	—	(1,963)	1,963

The reclassifications for the Funds relate primarily to expiration of capital loss carryforward (Growth Advantage Fund), investments in partnerships (Mid Cap Equity Fund and Value Advantage Fund), non-taxable special dividends (Mid Cap Equity Fund and Mid Cap Value Fund), redemption in-kinds (Mid Cap Value Fund) and net operating loss (Mid Cap Growth Fund and Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

Prior to January 1, 2010, JPMorgan Investment Advisors Inc. (“JPMIA”), which was an indirect, wholly-owned subsidiary of JPMorgan, acted as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. Effective January 1, 2010, the investment advisory business of JPMIA was transferred to JPMIM and JPMIM became the investment advisor for the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund,

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

assuming all rights and responsibilities of JPMIA with respect to the Funds under the Investment Advisory Agreement. The appointment of JPMIM did not change the portfolio management team, investment strategies, investment advisory fees charged to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund or the terms of the Investment Advisory Agreement (other than the identity of the advisor).

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2010, the annual effective rate was 0.10% of average daily net assets for Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund and 0.09% of average daily net assets for Mid Cap Equity Fund.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$49	$13
Mid Cap Equity Fund	1	—	(a)
Mid Cap Growth Fund	21	45
Mid Cap Value Fund	65	157
Multi-Cap Market Neutral Fund	6	26
Value Advantage Fund	35	13

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the year ended June 30, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2010. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$38	$736	$774
Mid Cap Growth Fund	18	350	2,501	2,869
Mid Cap Value Fund	4,763	2,749	2,120	9,632
Multi-Cap Market Neutral Fund	2	—	1,069	1,071
Value Advantage Fund	256	328	115	699

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$40	$132	$172
Multi-Cap Market Neutral Fund	885	299	346	1,530

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the year ended June 30, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$25
Mid Cap Equity Fund	21
Mid Cap Growth Fund	23
Mid Cap Value Fund	245
Multi-Cap Market Neutral Fund	62
Value Advantage Fund	27

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$929,737	$768,366	$—	$—
Mid Cap Equity Fund	399,529	185,702	—	—
Mid Cap Growth Fund	1,088,841	1,253,467	—	—
Mid Cap Value Fund	1,659,454	1,655,241	—	—
Multi-Cap Market Neutral Fund	838,950	1,053,459	940,173	1,168,002
Value Advantage Fund	250,805	189,327	—	—

During the year ended June 30, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$917,093	$89,357	$36,059	$53,298
Mid Cap Equity Fund	522,171	38,761	24,111	14,650
Mid Cap Growth Fund	1,208,273	197,373	83,207	114,166
Mid Cap Value Fund	5,060,585	636,437	443,903	192,534
Multi-Cap Market Neutral Fund	573,052	42,742	39,050	3,692
Value Advantage Fund	459,211	50,453	21,184	29,269

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and outstanding partnership basis (Value Advantage Fund).

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,930	$—	$1,930
Mid Cap Value Fund	1,948	—	1,948
Value Advantage Fund	5,629	—	5,629

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,590	$10,014	$11,604
Mid Cap Growth Fund	—	15,786	15,786
Mid Cap Value Fund	102,330	168,318	270,648
Value Advantage Fund	4,240	1,797	6,037

At June 30, 2010, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(126,922)	$53,298
Mid Cap Equity Fund	307	(32,940)	14,650
Mid Cap Growth Fund	—	(209,110)	114,166
Mid Cap Value Fund	60,161	(583,577)	192,534
Multi-Cap Market Neutral Fund	—	(100,670)	43,900
Value Advantage Fund	5,355	(78,283)	29,269

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation (Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund), post-October loss deferrals (Growth Advantage Fund, Mid Cap Value Fund and Value Advantage Fund), distributions payable (Mid Cap Equity Fund), investments in partnerships (Value Advantage Fund), loss deferrals on unsettled short sales (Multi-Cap Market Neutral Fund) and wash sale loss deferrals.

As of June 30, 2010, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2011	2015	2016	2017	2018	Total
Growth Advantage	$2,527	$—	$—	$70,387	$54,008	$126,922
Mid Cap Equity Fund	—	—	—	5,149	27,791	32,940
Mid Cap Growth Fund	—	—	47,301	39,210	122,599	209,110	*
Mid Cap Value Fund	—	—	—	47,014	536,563	583,577	*
Multi-Cap Market Neutral Fund	—	3,635	97,035	—	—	100,670
Value Advantage Fund	—	—	—	14,925	63,358	78,283

*	Amounts include capital loss carryforwards from business combinations, which may be limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2010, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$262

During the year ended June 30, 2010, the following Funds had capital loss carryforwards expire (amounts in thousands):

Growth Advantage Fund	$28,364

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2010, the Funds deferred to July 1, 2010 post-October capital and currency losses of (amounts in thousands):

	Capital Losses	Currency Losses
Growth Advantage Fund	$—	$3
Mid Cap Equity Fund	—	1
Mid Cap Growth Fund	—	5
Mid Cap Value Fund	8,044	—
Value Advantage Fund	2,967	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 16, 2010.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Fund
Multi-Cap Market Neutral Fund	66.3%	—%
Value Advantage Fund	—	15.9

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of June 30, 2010, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (JPMIA), entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which was distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain mutual funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. On May 20, 2010, the court granted preliminary approval of the settlement and ordered that notice be provided to certain designated shareholders. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on the date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on the date of the reorganization.

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	$290,993	$26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	$227,388	$13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	$518,381	$13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122
Target Fund
Diversified Mid Cap Value Fund				($24,252)
Class A	14,037	$81,146	$5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				($589,616)
Class A	99,682	$1,508,856	$15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				($713,868)
Class A	105,043	$1,590,002	$15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Advisors, Administrator and Distributor voluntarily waived their fees and/or reimbursed expenses in an amount equal to the reorganization expenses, except for brokerage fees and expenses related to the disposition and acquisition of assets in connection with the reorganizations.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2010 (continued)

10. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,173	$(7,817)	Redemption-In-Kind

11. Subsequent Event

Subsequent to June 30, 2010 and through August 24, 2010, certain shareholders of the Mid Cap Equity Fund redeemed their Select Shares and the Mid Cap Equity Fund paid the redemptions primarily with the proceeds resulting from disposing of portfolio securities. The proceeds from these redemptions amounted to approximately 32% of the net assets at June 30, 2010 of the Mid Cap Equity Fund.

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 26, 2010

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	135	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985–present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974–present).	135	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	135	Director, New Plan Excel (NXL) (1999–2005); Director, National Financial Partners (NFP) (2003–2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	135	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–2008); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	135	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	135	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	135	Director, Radio Shack Corp. (1987–2008); Trustee, Stratton Mountain School (2001–present).

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	135	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	135	Trustee, Morgan Stanley Funds (165 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000–present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000–2009); Chief Investment Officer, Wabash College (2004–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	135	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	135	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	135	Trustee, The Victory Portfolios (2000–2008).
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	135
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catharine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (135 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment advisor is a wholly-owned subsidiary of JPMorgan Chase.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; CEO of the Investment Management Americas business of J.P. Morgan Asset Management since 2010; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Gregory S. Samuels (1980) Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Joy C. Dowd (1972), Assistant Treasurer (2009)
Vice President, JPMorgan Funds Management, Inc. since December 2008; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008, and Vice President of Credit Suisse, in the audit area from 1999 through 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

96   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2010, and continued to hold your shares at the end of the reporting period, June 30, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$938.90	$6.30	1.31%
Hypothetical	1,000.00	1,018.30	6.56	1.31
Class B
Actual	1,000.00	937.60	8.70	1.81
Hypothetical	1,000.00	1,015.82	9.05	1.81
Class C
Actual	1,000.00	936.20	8.69	1.81
Hypothetical	1,000.00	1,015.82	9.05	1.81
Class R5
Actual	1,000.00	942.30	4.14	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Select Class
Actual	1,000.00	939.50	5.10	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Mid Cap Equity Fund
Class A
Actual	$1,000.00	$973.10	$6.07	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	970.40	8.50	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	974.70	4.36	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	951.70	6.00	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	949.90	8.56	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class C
Actual	1,000.00	949.70	8.56	1.77
Hypothetical	1,000.00	1,016.02	8.85	1.77
Class R2
Actual	1,000.00	950.80	6.77	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Select Class
Actual	1,000.00	953.60	4.50	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	995.80	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class B
Actual	1,000.00	993.00	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class C
Actual	1,000.00	993.50	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	994.70	7.37	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	997.90	3.67	0.74
Hypothetical	1,000.00	1,012.12	3.71	0.74
Select Class
Actual	1,000.00	996.90	4.85	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

98   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

	Beginning Account Value, January 1, 2010	Ending Account Value, June 30, 2010	Expenses Paid During January 1, 2010 to June 30, 2010*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual	$1,000.00	$967.10	$14.05	2.88%
Hypothetical	1,000.00	1,010.51	14.36	2.88
Class B
Actual	1,000.00	963.30	17.62	3.62
Hypothetical	1,000.00	1,006.84	18.01	3.62
Class C
Actual	1,000.00	964.30	17.63	3.62
Hypothetical	1,000.00	1,006.84	18.01	3.62
Select Class
Actual	1,000.00	968.30	12.84	2.63
Hypothetical	1,000.00	1,011.75	13.12	2.63

Value Advantage Fund
Class A
Actual	1,000.00	996.10	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	993.50	8.60	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Institutional Class
Actual	1,000.00	998.70	3.67	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	998.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

JUNE 30, 2010        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   99

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2010. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns for the calendar year ending December 31, 2010 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2010:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Value Fund	100.00
Value Advantage Fund	97.96

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$1,930
Mid Cap Value Fund	1,948
Value Advantage Fund	5,629

100   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2010

PRIVACY POLICY
(Unaudited)

Respecting and protecting customer privacy is vital to J.P. Morgan Funds and JPMorgan Distribution Services, Inc. (JPMDS). This Policy explains what J.P. Morgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A. This Privacy Policy applies to consumers who are customers or former customers of J.P. Morgan Funds through record ownership of Fund shares. Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly. We may change our Policy. We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•	We get information from you on applications or other forms, on our website, or through other means.

We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you. Here are some examples:

•	We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•	We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•	We require companies working for us to protect information. They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers and other financial companies?

A. Yes, as permitted by law. We may share information about you with outside companies that work for us. These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for J.P. Morgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes. We may also share information about you in other ways, as required or permitted by law. Here are some examples of ways that we share information.

•	To protect against fraud.

•	To protect against practices that may harm J.P. Morgan Funds or its shareholders.

•	To respond to a subpoena.

With regulatory authorities and law enforcement officials who have jurisdiction over us.

•	To service your account.

•	With your consent.

JPMORGAN DISTRIBUTION SERVICES, INC. — (JPMDS)

In general, JPMDS, as distributor for J.P. Morgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

SPECIAL NOTICE FOR CALIFORNIA RESIDENTS.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

SPECIAL NOTICE FOR VERMONT RESIDENTS.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE J.P. MORGAN FUNDS PRIVACY COMMITMENT.

J.P. Morgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

Effective March 25, 2008

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2010 All rights reserved. June 2010.	AN-MC-610

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2010 – $26,800

2009 – $27,200*

* Audit fees reported in 2009 Form N-CSR filing also included audit-related fees.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2010 – $11,800
2009 – $11,800

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2010 – $8,100
2009 – $8,120

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2010 and 2009, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2010 – Not applicable

2009 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2010 – 0.0%

2009 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant for the last two calendar year ends were:

2009 - $24.7 million
2008 - $25.5 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/_____________________________

Patricia A. Maleski

President and Principal Executive Officer

September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Patricia A. Maleski

President and Principal Executive Officer

September 3, 2010

By:	/s/____________________________

Joy C. Dowd

Treasurer and Principal Financial Officer

September 3, 2010